Schedule 14C/A
(RULE 14C-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check appropriate box:
☒	Preliminary Information Statement
☐	Confidential for Use of the Commission only (as permitted by Rule 14(c)-(5)(d)(2)
☐	Definitive Information Statement

NORTH HORIZON, INC.
(Exact name of registrant as specified in its charter)

Payment of filing fee (Check the appropriate box):

☒	No fee required.
☐	Fee compute on table below per Exchange Act Rule 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act rule 0-11(a)(2) and identify the filing for which the offering fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.

(1)	Amount previously paid:
(2)	Form, Schedule, or Registration Statement No.:
(3)	Filing Party:
(4)	Date filed.

NEVADA	87-0296694
(State or other jurisdiction of	(IRS Employer
incorporation or organization)	Identification No.)

NORTH HORIZON, INC.
2290 East 4500 South, Suite 130
Salt Lake City, Utah 84117

Registrant's telephone number
including area code (801)278-9925

Former Address, if changed since last report

NORTH HORIZON, INC.
2290 East 4500 South, Suite 130
Salt Lake City, Utah 84117

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF OUR MAJORITY STOCKHOLDERS

To Our Stockholders:

Please be advised that our principal stockholder, owning approximately sixty-three per cent (63%) of our issued and outstanding shares of common stock has approved by written consent in lieu of a stockholders’ meeting the proposals to make amendments to our Articles of Incorporation and to effect a reverse stock of our issued and outstanding common stock on a ten shares into one share basis and to change our corporate name to Innovus Pharmaceuticals, Inc. and to increase our authorized capitalization to 150,000,000 shares of common stock, par value of $.001 per share. On July 15, 2011, our board of directors approved the above proposals to amend our articles of incorporation as appropriate.

PLEASE NOTE THAT THE NUMBER OF VOTES RECEIVED FROM THE PRINCIPAL STOCKHOLDER IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR THESE ACTIONS UNDER NEVADA LAW AND NO ADDITIONAL VOTES WILL BE NEEDED TO APPROVE THE ACTIONS.

On July 14, 2011, the Board of Directors approved the proposal to acquire FasTrack Pharmaceuticals, a Delaware corporation, pursuant to a Merger Agreement and Plan of Merger. No stockholder vote is being taken in connection with the acquisition.

You are not required to take any action. The accompanying Information Statement is furnished for the purpose of informing the stockholders of those actions taken by written consent described above and before they take effect in accordance with Rule 14c-2, promulgated under the Securities Exchange Act of 1934, as amended.  This Information Statement is being mailed to you on or about September , 2011, and we anticipate the effective date of the proposed actions to be September , 2011, or as soon thereafter as practicable in accordance with applicable law, and the Nevada Revised Statutes.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is for information purposes only and explains the actions taken by written consent. Please read the Information Statement carefully. It is not a solicitation for any purpose.

September 16, 2011	Very truly yours,

s/ Wallace Boyack
Wallace Boyack, President

NORTH HORIZON, INC.
2290 East 4500 South, Suite 130
Salt Lake City, Utah 84117

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF
THE SECURITIES EXCHANGE ACT OF 1934 AND REGULATION 14C THEREUNDER

This Information Statement is being furnished to the shareholders of North Horizon, Inc., a Nevada corporation, (the “Company”), in connection with the adoption of amendments to the Company’s Articles of

Incorporation (the “Amendments”) by the written consent of a stockholder holding a majority of the voting power of the Company. The purposes of filing the Amendments are to change the name of the Company to Innovus

Pharmaceuticals, Inc., to increase the authorized capital of the Company from 80,000,000 shares of common stock to 150,000,000 shares of common stock, and to effect a recapitalization by a reverse split of the issued and outstanding shares of common stock of ten (10) shares into one (1) share.

The Company’s Board of Directors adopted and approved resolutions that the Company’s Articles of Incorporation for the foregoing amendments. The proposed Amendments to the Company’s Articles of Incorporation will become effective with the filing of the Articles of Amendment with the Nevada Secretary of State. The Company expects that the filing of the amendment will occur on or about September , 2011 (the Effective Date). Pursuant to provisions of the Nevada Revised Statutes the amendments have been adopted by written consent of a majority of the issued and outstanding shares of the Company’s common stock. If the Amendments were not adopted and approved by written consent, we would be required to convene a special meeting of the stockholders for the express purpose of approving the Amendments.

On July 15, 2011, our board of directors approved the above actions, subject to approval by the stockholders. No other corporate action to be approved by written consent was considered.

We are not aware of any substantial interest, direct or indirect, by stockholders or otherwise that is in opposition to matters of action being taken. Pursuant to the laws of Nevada, the actions taken by a majority of written consent in lieu of a special stockholder meeting do not create appraisal or dissenters’ rights. Pursuant to Section 78.320 of the Nevada Revised Statutes (“RRS”)at least a majority of the issued and outstanding shares of the may approve by written consent corporate action. Pursuant to Section 78.390 a majority of the voting power is required to vote to amend the Company’s Articles of Incorporation. The Company’s Board of Directors voted to use the written consent of shareholders holding a majority of the voting power of the Company to effect the Amendments as early as possible and to avoid the costs and time involved in holding a special meeting of shareholders and soliciting proxies.

The Company’s principal shareholder who holds 8,405,788 shares of common stock which is sixty-three per cent (63%) of the issued and outstanding shares of common stock and such shares has the requisite voting power to approve the resolutions regarding the amendments to the Company’s Articles of Incorporation and the decrease in the number of issued and outstanding shares of the Company by ten shares becoming one share. The decrease is also referred to as a “reverse split”.

Under Section 14(c) of the Exchange Act, actions taken by written consent without a meeting of stockholders cannot become effective until 20 days after the mailing date of this definitive Information Statement or as soon thereafter as practicable. We are not seeking written consent from any stockholders other than as set forth above and our other stockholders will not be given an opportunity to vote as to the actions taken. All necessary corporate approvals have been obtained, and this Information Statement is furnished solely to advise stockholders of the actions taken by written consent.

It is proposed that this Information Statement will be sent to stockholders on or about September 2, 2011.  The record date established by the Company for purposes to determining the number of outstanding shares of common stock of the Company, i.e. the voting power, is July 21, 2011 (the “Record Date”).

TABLE OF CONTENTS
Forward Looking Statements	3
Term Sheet	3
Q and A	3
Summary	4
Outstanding Voting Stock and Consenting Shareholder	5
Purpose of Name Change	6
Reverse Stock Split	6
No Appraisal Rights	7
Tax Consequences	7
Change of Corporate Name	8
Merger Agreement	8
Miscellaneous	9
Additional Information	9
North Horizon’s Business	9
FasTrack’s Business	10
FasTrack Financial Statements	11
Financial Statements as Exhibits to
Officers and Directors	11
Financial Statements:
North Horizon 2010	14
North Horizon 06-30-2011	23
Fastrack 2010	28
Fastrack 06-30-2011	48
Proforma Financial Statements	65

FORWARD LOOKING STATEMENTS

This Information Statement and other reports we file with the SEC contain certain forward looking statements relating to future events and performance. In some cases, you can identify a forward-looking statement by terminology such as “may,” “will,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” or similar terms, variations of such terms or the negative of such terms. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors, including those risks discussed elsewhere herein. Although forward-looking statements and any assumption upon which they are based, are made in good faith and reflect our current judgment, actual results could differ materially from those anticipated in such statements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statement to conform these statement to actual results.

EXPLANATORY NOTE

Information Statements have two designations -- "Preliminary" and "Definitive".  On September 2, 2011, we incorrectly filed a 14C information statement incorrectly designate as "DEF" for definitive on the submission form.  The cover of the Form 14C correctly stated it was a preliminary filing.  On September 13, 2011, we refilled the preliminary 14C information statement with the proper designation of "Preliminary" or "PRE".  That filing was incomplete.  This preliminary filing of the Form 14C on September 15, 2011, is complete.

TERM SHEET

The following is a term sheet of the Agreement in which North Horizon is involved.

Parties: North Horizon, Inc., (the “Company”), a Nevada corporation,
North First General, Inc., a Utah corporation, the Company’s subsidiary
FasTrack Pharmaceuticals, Inc., a Delaware corporation.

Transaction: Through a triangular transaction North Horizon will acquire the issued and outstanding shares of common stock of FasTrack and FasTrack will become a subsidiary of North Horizon. North Horizon’s subsidiary will merge into FasTrack and FasTrack will be the surviving entity. North Horizon’s issued and outstanding shares of common stock will be reverse split by the ratio of ten shares into one share. After the reverse split occurs, North Horizon will issue approximately 15,238,938 shares of its restricted common stock to acquire the FasTrack shares of common stock. The FasTrack shareholders, convertible note holder and option holder will collectively own approximately 92% of the issued and outstanding shares of common stock and the Company’s shareholders will own 8% of the issued and outstanding shares of common stock

Name Change: The Company will change its name to Innovus Pharmaceuticals, Inc.

Capitalization: The Company’s capitalization will be 150,000,000 shares of common stock.

Change in Control: Vivian Liu; Henry Esber, Ph.D.; and Ziad Mirza, M.D., will become the directors of the Company.

Effective Date: Not less than twenty days from the date of the Information Statement.

New Business: Development of pharmaceutical products.

NORTH HORIZON, INC., IS NOT SOLICITING ANY PROXIES. PLEASE DO NOT SEND US A PROXY.

QUESTIONS AND ANSWERS

Q: Why did I receive this Information Statement?
A: A stockholder owning more than a majority of our outstanding shares of common stock took action by written consent in lieu of a stockholders’ meeting. Federal securities laws require that our other stockholders receive this Information Statement before the action can become effective.

Q: What actions did the stockholder take?
A: Our principal stockholder, Wallace Boyack, executed a written consent on July 21, 2011, approving the proposals that we (i) change our corporate name to Innovus Pharmaceuticals, Inc.; (ii) increase our authorized capital to 150,000,000 shares of common stock; and (iii) effect a reverse stock split of our issued and outstanding shares of common stock on a one share for ten shares basis. Pursuant to SEC rules and regulations these actions require notification to our stockholders.

Q: What action do I need to do as a stockholder?
A: No action is required by you. The actions approved by written consent become effective 20 days from the date of mailing this Information Statement. If you desire to have your share certificate exchanged for a new certificate representing the post-split shares, you will find instructions in this Information Statement.

Q: Why am I not being asked to vote on these matters?
A: We received all corporate approvals required to enter into and consummate the Agreement. Your vote is not required and it is not sought. We are not asking you to send a proxy and you are requested not to send a proxy.

Q: Am I entitled to appraisal rights?
A: No. You are not entitled to appraisal rights.

Q: Will I recognize a gain or loss for U.S. federal income tax purposes as a result of the reverse stock split.
A: You should not recognize any gain or loss for U.S. federal income tax purposes as a result of the reverse stock split. We believe that the transaction is a tax-free reorganization under Section 368 of the Internal Revenue Code. We have not received a tax opinion regarding the transaction. Shareholders should consult their own tax advisor or accountant.

Q: Where can I find more information about the Company?
A: We file annual, quarterly, and current reports and other information with the SEC that states additional information about our company. You may inspect and copy these materials at the public reference facilities of the SEC’s Washington, D.C. office, at 100 F Street, NE, Washington, D.C. 20549 and on the SEC Internet site at http://www.sec.gov.

Q: Who can answer my questions?
A: If you have questions about the company, please contact us in writing at our offices at 2290 East 4500 South, Suite 130, Salt Lake City, Utah 84117, Attent: Chief Executive Officer, or by telephone at (801)278-9925.

SUMMARY

This summary states certain information in this Information Statement that may help you to understand the transactions referred to in this summary.

NORTH HORIZON, INC.

North Horizon was organized on January 15, 1959, under the laws of the State of Utah. Its purpose was to engage in the chemical and cosmetic business. This venture was unsuccessful. Over the years the Company has engaged in other businesses and the Company changed its name from time to time. In 2007 we changed the corporate domicile to the State of Nevada.

North Horizon is a reporting company under the Exchange Act. Its public filing may be accessed at www.sec.gov. Our common stock is listed for quotation on the Electronic Bulletin Board having the symbol “NORH”.

CORPORATE NAME CHANGE

Our Board of Directors approved a change in our name to Innovus Pharmaceuticals, Inc. This name change, we believe, will identify our business pursuits when we complete the acquisition of FasTrack Pharmaceuticals, Inc. (FasTrack).

INCREASE IN AUTHORIZED SHARES

Our Board of Directors approved an increase in our authorized capital to 150,000,000 shares of common stock, par value of $.001 per share. We believe that the increased capitalization provides more flexibility for possible occurrences. We have no immediate plan to issue additional shares other than the shares to be issued to acquire FasTrack.

REVERSE STOCK SPLIT

Our Board of Directors determined that it is in our best interest to effect a reverse stock split of our issued and outstanding shares on the basis of ten shares into one share. The reverse stock split may also be referred to as a decrease in the outstanding shares. The reduction in the number of outstanding shares through the reverse stock split will provide flexibility in future corporate development and may increase the per share market price of our common stock which may provide a more favorable trading market for the shares.

MERGER AND FASTRACK

We will acquire the shares of FasTrack when its is merged with our subsidiary North First General, Inc.  Through the merger FasTrack will become our subsidiary.

FasTrack is a Delaware corporation and is a specialty pharmaceutical company. It has under development drugs to treat liver cancer and autoimmune diseases as well as other drugs.

OUTSTANDING VOTING STOCK AND CONSENTING STOCKHOLDER

As of the Record Date there were 13,251,250 shares of common stock issued and outstanding. The Common Stock is the Company’s only outstanding class of stock. Each share of Common Stock entitled the holder thereof to one vote on all matters submitted to shareholders.

The following table sets forth the ownership of common Stock as of July 21, 2011, for each person known to the Company to be the beneficial owner of more than 5% of the Company’s common stock, each director of the Company, and each person intended to file a written consent to the adoption of the Amendment, and all directors, executive officers and designated shareholders of the Company as a group. The information as to beneficial ownership was provided to the Company from its shareholder list. Unless otherwise stated, the business address of each person listed is 2290 East 4500 South, Suite 130, Salt Lake City, Utah 84117.

Name	Shares beneficially owned	Percent of shares outstanding

Wallace Boyack	8,405,788	63

Willard Kjates	2,339,600	18
3705 Deer Field Road
Riverwoods, Illinois

All directors and
officers as a group	8,405,788	63

The consenting shareholder voted in favor of the proposed actions described herein. The consenting shareholder received no payment for the consent.

AMENDMENTS TO ARTICLES OF INCORPORATION

On July 15, 2011, our Board of Directors adopted resolutions authorizing that the shareholders approve proposals to change the name of the Company to Innovus Pharmaceuticals, Inc., to increase the authorized capital of the Company to 150,000,000 shares of common stock, and to decrease the number of issued and outstanding shares by a ratio of ten shares into one share whereby the currently issued and outstanding shares of 13,251,250 will become approximately 1,325,125. On July 21, 2011, the Company principal shareholder holding a majority of the issued and outstanding shares executed a written consent authorizing and approving the proposals. The Amendments to the Articles of Incorporation will become effective when filed with the Nevada Secretary of State.

PURPOSE OF THE NAME CHANGE

The name change to Innovus Pharmaceuticals will be beneficial as the name will reflect the Company’s business and its endeavors.

PURPOSE OF THE INCREASE IN AUTHORIZED CAPITAL

The Board of Directors believes that the increase in authorized capital is in the best interests of the Company’s shareholders. The Company has no immediate plans to issue any shares other than the shares to be issued in the Merger whereby FasTrack will become a subsidiary of the Company.

In the future the Company may issue shares to gain funding for general business purposes or to make acquisitions of existing businesses or assets. The Board of Directors believes that the additional shares will benefit the overall prospects of the Company and its shareholders. Other than the shares to be issued to effect the merger plan, there are no other plans to issue additional shares of common stock.

REVERSE STOCK SPLIT

On July 15, 2011, our Board of Directors approved a reverse stock split of our issued and outstanding common stock. The effective date of the split will be established by our Board of Directors on a date prior to the acquisition of FasTrack. Our principal stockholder approved the reverse stock split on July 21, 2011.

The board believes that a decrease in the number of issued and outstanding shares, also, known as a reverse split, is appropriate. A decrease in the number of shares issued and outstanding may cause an increase in the trading price of our shares. No assurance can be given that the trading price of the stock will increase after the reverse split becomes effective. The trading price of the shares may remain the same or even be less. Lower priced shares are looked upon with disfavor by the regulatory authorities. Some investors do not invest in low priced stocks.

Our shares of common stock have equal rights and privileges with respect to voting, liquidation and dividend rights. Each share has one non-cumulative vote, equal participation in dividends declared by the board of directors, and any distribution of asset upon liquidation. Holders have no preemptive right to acquire additional shares and our common stock is not subject to redemption and has no subscription or conversions rights.

Under Nevada law a corporation may accomplish a reverse stock split without decreasing the number of authorized shares of the same class if the board of directors adopts a resolution stating the proposal to decrease the number of issued and outstanding shares of a class or series and the proposal is approved by the vote of stockholders with a majority of the voting power of the outstanding shares of the affected class or series.

No fractional shares will be issued in the reverse split. Stockholders who would be entitled to receive fractional shares will not receive cash. Instead the number of shares evidenced by a certificate which when applying the reverse split ratio ends up with fractional shares will be rounded up to the next whole number.

EFFECTS OF THE REVERSE SPLIT

Split shares issued in connection with the reverse stock split will be fully paid and non-assessable. The number of our stockholders will remain the same. The reverse split will decrease the number of outstanding common shares but will not affect the proportionate interest in our Company prior to the closing of the transaction with FasTrack, except minor differences resulting from the rounding of the fractional shares. Par value per share remains unchanged.

The general expectation is that the reverse split will cause a corresponding increase in the market price of the post split shares. There can be no assurance that our common stock will trade at a multiple of our current market price and that any price will be sustained. The reverse split if the trading price declines will cause a greater percentage decline and a drop in our market capitalization. The reduction in the number of shares outstanding may reduce market liquidity. The reverse split may increase the number of odd lot shareholders. Odd lot shareholders may experience an increase in the costs of selling shares and encounter increase problems in such sales. No assurance can be given that the reverse split will have the desired results as stated. We have no immediate plans to issue shares of common stock following the reverse stock split and merger with FasTrack. We anticipate remaining a public company after the reverse stock split and we expect we will continue to file periodic and other reports with the SEC under the Exchange Act.

After the reverse stock split the share certificate you hold will continue to be valid. In the future we will have new certificates that will reflect our new name, reverse stock split, and new capitalization. This will not affect the validity of your current share certificates. The reverse split will occur on the effective date without any action by our stockholders. After the reverse split, each share certificate representing pre-split common stock will represent 1/10 the shares of post-split common stock. Certificates representing post-split common stock will be issued as old share certificates are tendered for exchange or transfer. We request that stockholder do not send in their stock certificates at this time.

Certificates representing restricted shares will have the same restricted legend as on the prior certificates. Because North Horizon is a shell company the provisions of Rule 144 will be unavailable for twelve months from the date a Report on Form 8-K is filed regarding FasTrack and its financial statements and other information.

NO APPRAISAL OR DISSENTERS RIGHTS

Under the NRS our shareholders are not entitled to dissenters or appraisal rights with respect to the proposed Amendments and we will not independently provide our stockholders with any such rights.

TAX CONSEQUENCES

The following comments pertain to U.S. persons. Stockholders should consult with their tax advisors regarding their particular situation as the relevant circumstances may cause a different result or application of the tax statutes.

Generally no gain or loss occurs when pre-split shares are exchanged for post-split shares. It is believed that the transaction qualifies as a tax free exchange. Shareholders are urged to consult with their tax advisors regarding any tax implications. The holding period and the aggregate tax basis should remain unchanged. The particular facts and circumstances of an individual shareholder may have different results and stockholders are advised to seek advice and counsel from their tax advisors.

CHANGE OF CORPORATE NAME

On July 15, 2011 our Board of Directors by resolution approved, subject to majority shareholder approval an amendment to our articles of incorporation to change our corporate name to Innovus Pharmaceuticals, Inc. On July 21, 2011, our principal shareholder who owns 63% of our outstanding shares approved the amendment by written consent. The amendment changing our corporate name will become effective when the certificate of amendment is filed with the Nevada Secretary of State. It is anticipated this will occur on the 20 th day after the mailing of this Information Statement to our stockholders as of the record date.

Our Board of Directors believes the change of name is needed to improve identification of our business pursuits following the transaction with FasTrack. The Information Statement constitutes notice to stockholders of the approval of the amendments to our Articles of Incorporation and pursuant to the Exchange Act, filing this Information Statement on Schedule 14C, which will be mailed to stockholders as of the record date.

MERGER AGREEMENT

On July 14, 2011, we entered into a Merger Agreement and Plan of Merger with FasTrack Pharmaceuticals, Inc. a privately held specialty pharmaceutical company engaged in the development of human therapeutic drugs including drugs for the treatment of liver cancer and autoimmune diseases. In the transaction FasTrack stockholders, convertible note holder and warrant holder will receive shares comprising 92% of the issued and outstanding shares post reverse split or after the reverse split becomes effective. After the Closing of the transaction it is anticipated there will be approximately 16,564,063 common shares outstanding.

FasTrack will merge with our wholly owned subsidiary North First General, Inc. By that process FasTrack will be our wholly owned subsidiary. The transaction will cause a change in control and new directors will be appointed. Stockholders are referred to our report on Form 8-K which was filed with the SEC on or about July 20,2011. Shareholders may access the Report on Form 8-K at the SEC’s website.

MISCELLANEOUS

The Company will pay the costs of sending the Information Statement. The board of directors fixed the record date of July 21, 2011, and stockholders of the Company as of that date will receive the Information Statement.

We are sending this Information Statement to comply with regulatory requirements. Your consent or vote to the above actions is not required and is not being solicited.

WE ARE NOT REQUESTING A PROXY FROM YOU AND YOU ARE REQUESTED NOT TO SEND A PROXY. THE INFORMATION STATEMENT IS FOR INFORMATIONAL PURPOSES ONLY.

ADDITIONAL INFORMATION

The North Horizon shares of common stock to be issued in the transaction with FasTrack will have no preemptive rights. North Horizon will issue the shares of common stock after the reverse split of ten shares into one share. Presently North Horizon has 13,251,250 shares of common stock issued and outstanding. The reverse split will reduce that number to 1,325,125 shares of common stock and the reverse split will be effective for the issued and outstanding shares. The Company in a private offering will issue approximately 15,238,938 shares of restricted common stock. FasTrack will become a subsidiary of North Horizon.

Through this transaction the shareholders of North Horizon will experience an immediate dilution of ownership from 100 per cent to eight per cent. The shares of common stock issued to FasTrack shareholders will have a restricted legend as defined in Rule 144 promulgated under the Securities Act of 1933, as amended (“1933 Act”). North Horizon is designated as a shell company. This causes our shareholders and the FasTrack shareholders to be ineligible to rely on the provisions of Rule 144 until 12 months after we have filed a report on Form 8-K providing information comparable to information provided in a Form 10.

NORTH HORIZON’S BUSINESS

For the past several years the Company has had no assets and has had no operations other than to maintain its corporate existence and to file periodic reports with the U.S. Securities and Exchange Commission. Under applicable rules the Company is designated as a “shell company”. North Horizon owns no property and is not involved in any litigation or legal proceedings. We have no off-balance sheet arrangements.

North Horizon’s audited financial statements for the years ended December 31, 2010, and 2009 and unaudited financial statements for the six period ended June 30, 2011 are included with the financial statements in this Information Statement.

As a smaller reporting company North Horizon is not providing information regarding selected financial data, supplementary financial information, and quantitative and qualitative risks.

North Horizon has not had changes in nor disagreements with accountants on any accounting or financial matters. The following is management’s discussion and analysis of North Horizon’s financial condition and results of operations.

As of December 31, 2010, North Horizon had no current assets and current liabilities of $48,066. For the year ended December 31, 2010, we had no revenues and we had expenses of $18,675 and a net loss of $(18,675).  For the year ended December 31, 2009, we had no revenues and we had expenses of $8,983 and a net loss of $(8,983). The increase in expenses during 2010 was caused by our filing of periodic reports with the SEC and associated expenses and increased audit fees.

For the quarter ended June 30, 2011, North Horizon had limited operations. During the quarter ended June 30, 2011, we had no revenues and incurred expenses of $4,232 with a net loss of $(4,232) compared to no revenues and expenses of $12,070 and a net loss of $(12,070) for the same period a year earlier. Expenses decrease for the quarter ended June 30, 2011, because in the period a year ago we had additional expenses relating to the re-audit of our financial statements for 2008. For the six month period ended June 30, 2011, we had no revenues and incurred expenses of $9,665 with a net loss of $(9,665) compared to no revenues and expenses of $13,450 and a net loss of $(13,450) for the same period a year earlier. Our cash requirements for the next twelve months will change relating to the acquisition of FasTrack and its operations. FasTrack has under development several products. FasTrack and its management will determine the future cash needs for the next twelve months and beyond.

For the most recent three years inflation and changing prices have had little, if any, impact on net sales and revenues and on income as we have had no continuing operations.

North Horizon’s shares of common stock are traded from time to time on the OTCBB. Because of the limited trading the historical trading by quarters for the past two years is not provided. In the past the Company has not paid any dividends and for the foreseeable future it is unlikely the Company will pay any dividends.

FASTRACK’S BUSINESS

FasTrack Pharmaceuticals, Inc., (“FasTrack”) was incorporated on October 31, 2008, in Delaware.  FasTrack commenced its operation in October 2009. FasTrack is a development stage company and its audited financial statements include a going concern uncertainty or qualification. FasTrack has a website at fastrackpharma.com.

FasTrack is a specialty pharmaceutical company developing pharmaceutical products. FasTrack develops ethical therapeutic drugs based in part on FasTrack’s delivery platforms and knowledge. In March 2011 FasTrack acquired the assets of Sorrento Pharmaceutical (“Sorrento”). With the acquisition of Sorrento’s assets FasTrack broadened its endeavors to include over-the-counter opportunities.

In 2008 FasTrack acquired its therapeutic product pipeline from Bio-Quant, Inc., (“Bio-Quant”) a contract research organization for pharmaceuticals. In 2008 FasTrack acquired its therapeutic product pipeline. FasTrack had limited operations in 2009 and 2010 because of funding limitations. With the acquisition of Sorrento FasTrack has products which provide access to the over the counter markets.

In March 2010 FasTrack sold the rights to PrevOnco™, its phase 3 liver cancer product candidate to Apricus Bio. Pursuant to the terms of the asset purchase agreement between the two companies Apricus Bio will pay FasTrack 50% of the net revenues that it may receive for the licensing and commercialization of PrevOnco™.  In addition Apricus Bio advanced $250,000 to FasTrack in the form of a convertible promissory note. It also granted FasTrack the right to develop two products based on its proprietary NexACT drug delivery technology. The transactions between FasTrack and Apricus Bio are considered related party transactions.

FasTrack has under development SSAO inhibitors, which is an enzyme that may have a connection in inflammatory responses in tissues and organs, SSAO is also known as vascular adhesion protein-1 or VAP-1 and is a dual function molecule with enzymatic and cell adhesion activities. These inhibitors are designed to reduce inflammation by blocking the white blood cells and reducing the levels of inflammatory mediators. A prior owner developed a treatment for Lupus based on the SSAO platform, but that product failed in late-stage clinical studies.  FasTrack acquired the SSAO patent portfolio because of the possibility that the SSAO platform had potential for the right medical indication. To develop the SSAO platform significant resources are needed. FasTrack does not have these resources presently and no assurance can be given that even if proper resources were available, FasTrack would development a successful SSAO platform.

FasTrack has two over-the-counter products. Apeaz™ is a treatment for pain relief. It is an FDA-compliant arthritis cream that delivers different ingredients to various layers of the skin and muscle. Previously the product was sold through a distributor which ceased operations. Recently no further sales efforts have been made.  Regia™ is a treatment for bleeding gums. It is a plant-derived, anti-microbial agent which reduces the bleeding of gums when used in other OTC products, such as mouthwash. FasTrack has an issued US patent for Regia™ and has applications pending in selected international markets. FasTrack intends to seek to out-license the Regia™ technology. FasTrack has the right to develop two products using a multi-route, drug delivery technology that may improve absorption and bioavailabilty. Any development is in the early stage and further development is subject to acceptance from Apricus Bio.

FasTrack has not had sufficient funds to develop its technologies. Operations have been funded by loans from officers and directors and from other sources.

During the past two calendar years and the six month period ended June 30, 2011, FasTrack recognized no research and development expense other than in calendar year 2009 when it recognized $20,000 because of its purchase of the SSAO inhibitors from LaJolla Pharmaceuticals Company.

FasTrack anticipates that if it enters into production for any of its products the raw materials will be readily available in the market. At the present time FasTrack has no customers and has no backlog.

FasTrack will seek to engage a distributor for its over-the- counter products and enter into license agreements with other pharmaceutical companies to manufacture and market Apeaz™ and Regia™.

In both the over-the-counter market and the prescription drug market FasTrack faces substantial competition from companies having greater resources, established and recurring sales, experienced employees, and recognized brand names and products. No assurance can be given that FasTrack will be successful in the development, FDA approval, and commercialization of any products or medications it may seek to develop or seek to commercialize.

PATENTS

FasTrack has one patent issued for Regia™ in Morocco, along with a series of patent applications for the product pending in the U.S. and internationally. FasTrack also has a series of patent applications pending in the U.S. and internationally for its SSAO technology platform.

FASTRACK FINANCIAL STATEMENTS

FasTrack’s audited financial statements for the year ended December 31, 2010, and 2009 and unaudited financial statements for the interim period ended June 30, 2011, are included among the financial statements in this Information Statement.

FasTrack as a small business issuer is not providing information regarding, supplementary financial information, selected financial data and quantitative and qualitative risks. FasTrack has no market for shares of its common stock and FasTrack has not paid any dividends.

FasTrack has not had changes in nor disagreements with its accountants on any accounting or financial matters. The following is FasTrack’s management’s discussion and analysis of FasTrack’s financial condition and results of operations.

As of December 31, 2010, FasTrack had current assets and total assets of $1,650 and current liabilities of $253,155. For the year ended December 31, 2010, FasTrack had no revenues and incurred expenses and a loss from operations of $(53,601) and interest expense of $(16,322) for a net loss of $(69,923). For the year ended December 31, 2009, we had no revenue and had a loss from operations of $(20,124) and interest expense of $(7,246) for a net loss of $(27,370). The FasTrack financial statements are combined with the financial statements of Sorrento Pharmaceuticals, Inc., because FasTrack purchased the net assets from Sorrento in March of 2011. This purchase by definition is a transaction between entities under common control. The purchase and sale of assets from Bio-Quant is also considered transactions with entities under common control and therefor the transactions are recorded at historical cost and as deemed contributions or distributions.

As of June 30, 2011, FasTrack had cash of $134,731 and pre-paid expenses of $37,640 for total assets of $172,371 and liabilities of $492,829 and a negative stockholders’ deficit of $(320,458). For the quarter ended June 30, 2011, FasTrack had limited operations. FasTrack had no revenues and incurred expenses of $50,933 and experienced a net loss of $(55,723). For the same period a year earlier FasTrack had no revenues and had a net loss of $(7,580). For the six month period ended June 30 2011, FasTrack had no revenues and incurred expenses of $71,199 and experienced a net loss of $(80,249). For the same period a year earlier, FasTrack had no revenues and incurred a net loss of $(47,627). For the current six month and three month time periods, FasTrack had increased general and administrative expenses as it was seeking to commence operations and develop its future plans and endeavors. FasTrack will need additional funds in the future.

OFFICERS AND DIRECTORS

The following persons are to be appointed as directors and officers after the Agreement is closed.

Vivian Liu, 50, is a director, President and Chief Executive Officer. Ms. Liu became President and Chief Executive Officer in January 2011. In 1995 Ms. Liu co-founded NexMed, Inc., which in 2010 was renamed to Apricus BioSciences, Inc. Apricus Bio trades on NASDAQ with the symbol “APRI.” Ms. Liu was NexMed’s President and Chief Executive Officer from 2007 to 2009. Prior to her appointment as President Ms Liu served in several executive capacities, including Executive Vice President, Chief Operating Officer, Chief Financial Officer, and Vice President of Corporate Affairs. She was appointed as a director of NexMed in 2007 and served as Chairman of the Board from 2009 to 2010. Ms. Liu has an M.P.A. from the University of Southern California, and has a B.A. from the University of California, Berkeley.

She will not be paid a salary until the Company raises at least an additional $500,000 in cash. Ms. Liu may receive as much as 6% of FasTrack’s issued and outstanding shares of common stock. She received 273 shares of restricted common stock. 1/36 of her shares vests each month over 36 months. Her shares have anti-dilution provisions. During the vesting period Ms. Liu will receive additional shares for her to retain a 2%, $%, and 6% ownership of the Company at 12, 24 and 36 month anniversary of the grant of her shares.

Henry Esber, Ph.D, 73, has served as a Director of FasTrack since January 2011. In 2000 Dr. Esber co-founded Bio-Quant, Inc., the largest pre-clinical discovery contract research organization in San Diego, California.  From 2000 to 2010 he served as its Senior Vice President and Chief Business Development Officer. Dr. Esber has more than thirty-five years experience in the pharmaceutical service industry. Dr. Esber currently serves on the Board of Directors of Apricus Bio and several private pharmaceutical companies. In the event that a potential conflict of interest arises between FasTrack and Apricus Bio, Mr. Esber will abstain from participating in the decision involving the conflict.

Ziad Mirza, M.D., 49, is a director of FasTrack and has served as Chairman of the Board of Directors since March 2010. He is the President and co-founder of Baltimore Medical and Surgical Associates. He is a Certified Medical Director of long term care through the American Medical Directors Association. He is as well a Certified Physician Executive from the American College of Physician Executives. He consults for pharmaceutical companies on clinical trial design. He has a medical degree from the American University of Beirut and completed his residency at Good Samaritan Hospital in Baltimore. He received an MBA from the University of Massachusetts.

None of the aforementioned directors have during the past ten years been convicted of any crime, or is not subject to an injunction or order involving securities violations, and have not been involved in a bankruptcy proceeding.

CONSULTING AGREEMENT

In January 2011 FasTrack entered into a Financial Advisory and Consulting Agreement with Dawson James Securities, Inc., for a 12 month term. If FasTrack is sold or engages in a merger, the Consultant will receive $50,000 and warrants to purchase shares of the FasTrack’s common stock equal to 2.5% of the Company’s outstanding common stock, on a fully-diluted basis. The warrant would have a term of seven years and have an exercise price of $0.01 per share.

FasTrack is not soliciting proxies from its shareholders. It anticipates receiving shareholder approval by written consent from its major shareholders. This will be accomplished pursuant to Delaware Corporate Law.

FINANCIAL STATEMENTS

North Horizon’s audited financial statements as of December 31, 2010, are attached. Also, North

Horizon’s unaudited financial statements for the period ended June 30, 2011, are attached. The financial statements include notes which are an integral part of the financial statements.

FasTrack’s audited financial statements as of December 31, 2010, are attached. Also, FasTrack’s unaudited financial statements as of June 30, 2011, are attached. The notes to the financial statements include historical information which has not been included in the Information Statement.

The interim financial statements for each of the companies have not been audited. In our opinion all adjustments consisting of only normal recurring adjustments necessary to present fairly the financial position of FasTrack and North Horizon as of June 30, 2011, and the results of operations for the six month period from January 1, 2011, through June 30, 2011, and the three month period from April 1, 2011, to June 30, 2011 have been made.  The results of operations for such interim periods are not necessarily indicative of the results to be expected for the entire year.

PRO FORMA FINANCIAL INFORMATION

The pro forma financial statements of the combined entities assume that the Agreement has been closed and FasTrack has become a subsidiary of North Horizon. The pro forma statements give effect to the ten shares into one share reverse split and the issuance of the shares of common stock that will occur in the transaction. The pro forma statements are as of June 30, 2011, and December 31, 2010.

PAST CONTACTS, NEGOTIATIONS, AND AGREEMENTS

Prior to the current Agreement there have been no contacts, transactions, negotiations or agreements between North Horizon and FasTrack during the preceding two years.

NO ISSUANCE OF SHARES OF COMMON STOCK

Other than the shares of stock to be issued under the terms of the Agreement, North Horizon has no obligations or agreements to issue any additional shares of common stock.

BY ORDER OF THE BOARD OF DIRECTORS

Date: September 16, 2011.	/s/Wallace Boyack
Wallace Boyack, President,
North Horizon, Inc.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date September 16, 2011.

North Horizon, Inc.
By /s/Wallace Boyack
President

/Letterhead/

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors
North Horizon, Inc.
Salt Lake City, Utah

We have audited the accompanying balance sheets of North Horizon, Inc. [ a development stage company ] as of December 31, 2010 and 2009 and the related statements of operations, stockholders' equity (deficit) and cash flows for each of the years in the two-year period ended December 31, 2010 and for the period from the re-entering the development stage on January 1, 2002 through December 31, 2010. North Horizon, Inc.’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of North Horizon, Inc. as of December 31, 2010 and 2009 and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2010 and for the period from the re-entering of development stage on January 1, 2002 through December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming North Horizon, Inc. will continue as a going concern. As discussed in Note 3 to the financial statements, North Horizon, Inc. has incurred losses since its inception and has not yet established profitable operations.  These factors raise substantial doubt about the ability of the Company to continue as a going concern.  Management’s plans in regards to these matters are also described in Note 3.  The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

PRITCHETT, SILER & HARDY, P.C.

Salt Lake City, Utah
March 24, 2011

NORTH HORIZON, INC.
(A Development Stage Company)
Balance Sheets

ASSETS

	December 31,	December 31,
	2010	2009
CURRENT ASSETS

Cash	$-	$-

Total Current Assets	-	-

TOTAL ASSETS	$-	$-

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES

Accounts payable	$-	$210
Related-party payable	48,066	30,431

Total Current Liabilities	48,066	30,641

STOCKHOLDERS' EQUITY (DEFICIT)

Common stock; 80,000,000 shares authorized, at $0.001 par value, 13,251,250 shares issued and outstanding	13,251	13,251
Additional paid-in capital	3,213,664	3,212,414
Deficit accumulated during the development stage	(3,274,981)	(3,256,306)

Total Stockholders' Equity (Deficit)	(48,066)	(30,641)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$-	$-

The accompanying notes are an integral part of these financial statements.

NORTH HORIZON, INC.
(A Development Stage Company)
Statements of Operations

			From Re-Entry Into
			the Development
			Stage on January 1,
	For the Year Ended		2002 through
	December 31,		December 31,
	2010	2009	2010

REVENUES	$-	$-	$-

OPERATING EXPENSES

General and administrative	18,675	8,983	54,005

Total Operating Expenses	18,675	8,983	54,005

LOSS FROM OPERATIONS	(18,675)	(8,983)	(54,005)

DISCONTINUED OPERATIONS	-	-	(3,220,976)

LOSS BEFORE INCOME TAXES	(18,675)	(8,983)	(3,274,981)

PROVISION FOR INCOME TAXES	-	-	-

NET LOSS	$(18,675)	$(8,983)	$(3,274,981)

BASIC LOSS AND DILUTED LOSS PER SHARE	$(0.00)	$(0.00)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING	13,251,250	13,251,250

The accompanying notes are an integral part of these financial statements.

NORTH HORIZON, INC.
(A Development Stage Company)
Statements of Stockholders' Equity (Deficit)

				Deficit
				Accumulated	Total
				During the	Stockholders'
	Common Stock		Additional Paid-	Development	Equity
	Shares	Amount	in Capital	Stage	(Deficit)

Balance, January 1, 2002	9,025,062	$9,025	$3,210,975	$(3,220,000)	$-

Common stock issued for services at $0.001 per share	976,188	976	-	-	976

Net loss from inception through December 31, 2003	-	-	-	(976)	(976)

Balance, December 31, 2003	10,001,250	10,001	3,210,975	(3,220,976)	-

Net loss for the year ended December 31, 2004	-	-	-	-	-

Balance December 31, 2004	10,001,250	10,001	3,210,975	(3,220,976)	-

Net loss for the year ended December 31, 2005	-	-	-	(250)	(250)

Balance December 31, 2005	10,001,250	10,001	3,210,975	(3,221,226)	(250)

Net loss for the year ended December 31, 2006	-	-	-	-	-

Balance December 31, 2006	10,001,250	10,001	3,210,975	(3,221,226)	(250)

Common stock issued for debt at $0.001 per share	3,250,000	3,250	139	-	3,389

Net loss for the year ended December 31, 2007	-	-	-	(8,049)	(8,049)

Balance, December 31, 2007	13,251,250	13,251	3,211,114	(3,229,275)	(4,910)

Services contributed by shareholder	-	-	600	-	600

Net loss for the year ended December 31, 2008	-	-	-	(18,048)	(18,048)

Balance, December 31, 2008	13,251,250	13,251	3,211,714	(3,247,323)	(22,358)

Services contributed by shareholder	-	-	700	-	700

Net loss for the year ended December 31, 2009	-	-	-	(8,983)	(8,983)

Balance, December 31, 2009	13,251,250	13,251	3,212,414	(3,256,306)	(30,641)

Services contributed by shareholder	-	-	1,250	-	1,250

Net loss for the year ended December 31, 2010	-	-	-	(18,675)	(18,675)

Balance, December 31, 2010	13,251,250	$13,251	$3,213,664	$(3,274,981)	$(48,066)

The accompanying notes are an integral part of these financial statements.

NORTH HORIZON, INC.
(A Development Stage Company)
Statements of Cash Flows

			From Re-entry Into
			the Development
			Stage on January 1,
	For the Year Ended		2002 through
	December 31,		December 31,
	2010	2009	2010

CASH FLOWS FROM OPERATING ACTIVITIES

Net loss	$(18,675)	$(8,983)	$(3,274,981)
Adjustments to reconcile net loss to net cash used by operating activities:
Common stock issued for services	-		976
Services contributed by shareholders	1,250	700	2,550
Changes in operating assets and liabilities
Change in accounts payable	(210)	210	-

Net Cash Used in Operating Activities	(17,635)	(8,073)	(3,271,455)

CASH FLOWS FROM INVESTING ACTIVITIES	-	-	-

CASH FLOWS FROM FINANCING ACTIVITIES

Increase in related party payable	17,635	8,073	51,455
Sale of common stock	-	-	3,220,000

Net Cash Provided by Financing Activities	17,635	8,073	3,271,455

NET CHANGE IN CASH	-	-	-

CASH AT BEGINNING OF PERIOD	-	-	-

CASH AT END OF PERIOD	$-	$-	$-

SUPPLEMENTAL DISCLOSURES OF CASH FLOR INFORMATION

CASH PAID FOR:

Interest	$-	$-	$-
Income Taxes	$-	$-	$-

NON CASH FINANCING ACTIVITIES:

Common stock issued for debt	$-	$-	$3,389

The accompanying notes are an integral part of these financial statements.

NORTH HORIZON, INC.
(A Development Stage Company)
Notes to Financial Statements
December 31, 2010 and 2009

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business
North Horizon, Inc. (the Company) was organized on January 15, 1959, under the laws of the State of Utah, having the purpose of engaging in the chemical and cosmetic business.   Over the years the Company has engaged in various other businesses activities.  The Company discontinued its operations and was reclassified as a development stage company as of January 1, 2002. In 2007 the Company changed the corporate domicile to the State of Nevada.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Basic Loss per Common Share
Basic loss per share is calculated by dividing the Company’s net loss applicable to common shareholders by the weighted average number of common shares during the period. Diluted earnings per share is calculated by dividing the Company’s net income available to common shareholders by the diluted weighted average number of shares outstanding during the year. The diluted weighted average number of shares outstanding is the basic weighted number of shares adjusted for any potentially dilutive debt or equity. There are no such common stock equivalents outstanding as of December 31, 2010 and 2009.
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
Loss (numerator)	$(18,675)	$(8,983)
Shares (denominator)	13,251,250	13,251,250
Per share amount	$(0.00)	$(0.00)

Revenue Recognition
The Company will develop an appropriate revenue recognition policy when planned principle operations commence.

Advertising Costs
The Company’s policy regarding advertising is to expense advertising costs when incurred. The Company did not incur any advertising expense during the years ended December 31, 2010 and 2009.

NORTH HORIZON, INC.
(A Development Stage Company)
Notes to Financial Statements
December 31, 2010 and 2009

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Cash and Cash Equivalents
For purposes of the Statement of Cash Flows, the Company considers all highly liquid instruments purchased with a maturity of three months or less to be cash equivalents to the extent the funds are not being held for investment purposes.

Income Taxes
Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates.

Net deferred tax assets consist of the following components as of December 31, 2010 and 2009:
	December 31, 2010	December 31, 2009
Deferred tax asset
NOL Carryover	$20,064	$13,268
Valuation allowance	(20,064)	(13,268)
Net deferred tax asset	$-	$-

The income tax provision differs from the amount of income tax determined by applying the U.S. federal and state income tax rates of 39% to pretax income from continuing operations for the period ended December 31, 2010 and 2009.
	December 31, 2010	December 31, 2009
Book loss	$7,284	$3,503
Services contributed by shareholders	(488)	(273)
Valuation allowance	(6,796)	(3,230)
Net deferred tax asset	$-	$-

At December 31, 2010, the Company had net operating loss carry forwards of approximately $51,446 that may be offset against future taxable income through 2030.  No tax benefit has been reported in the December 31, 2010, financial statements since the potential tax benefit is offset by a valuation allowance of the same amount.

The Company has no tax provisions at December 31, 2010 and 2009, for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in operating expenses.  During the period ended December 31, 2010 and 2009, the Company recognized no interest and penalties.  The Company had no accruals for interest and penalties at December 31, 2010 and December 31, 2009.  All tax years starting with 2007 are open for examination.

NORTH HORIZON, INC.
(A Development Stage Company)
Notes to Financial Statements
December 31, 2010 and 2009

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes (Continued)
Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carry forwards for federal income tax reporting purposes are subject to annual limitations. Should a change in ownership occur this may limit net operating loss carry forwards in future years.

Accounting Basis
The basis is accounting principles generally accepted in the United States of America.  The Company has adopted a December 31 fiscal year end.

Fair Value of Liabilities
As at December 31, 2010, the fair value of cash and accounts and advances payable, including amounts due to and from related parties, approximate carrying values because of the short-term maturity of these instruments.

Recent Accounting Pronouncements
The FASB established the Accounting Standards Codification (“Codification” or “ASC”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in accordance with generally accepted accounting principles in the United States (“GAAP”).  Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) issued under authority of federal securities laws are also sources of GAAP for SEC registrants.  Existing GAAP was not intended to be changed as a result of the Codification, and accordingly the change did not impact our financial statements.  The ASC does change the way the guidance is organized and presented.

Accounting Standards Update (“ASU”) No. 2009-2 through ASU No. 2011-01 contain technical corrections to existing guidance or affect guidance to specialized industries or entities were recently issued.  These updates have no current applicability to the Company or their effect on the financial statements would not have been significant.

NORTH HORIZON, INC.
(A Development Stage Company)
Notes to Financial Statements
December 31, 2010 and 2009

2.	RELATED PARTY TRANSACTIONS

The Company has recorded expenses paid on its behalf by shareholders as a related party payable. At December 31, 2010, the payable balance totaled $48,066.  The amount is non interest bearing, unsecured and is payable on demand.

The Company's officer contributes his services without compensation.  The Company has recorded an expense of $1,250 and $700 for these services contributed to the Company during the years ended December 31, 2010 and 2009, respectively.

3.	GOING CONCERN

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern. The Company currently has limited liquidity, and has not completed its efforts to establish a stabilized source of revenues sufficient to cover operating costs over an extended period of time, which together raises substantial doubt regarding its ability to continue as a going concern.

Management anticipates that the Company will be dependent, for the near future, on additional investment capital to fund operating expenses. Management plans to continue to pay the operating expenses of the Company.  The Company is seeking a merger or acquisition of an existing operating company. In light of management’s efforts, there are no assurances that the Company will be successful in this or any of its endeavors or become financially viable and continue as a going concern.

4.	COMMON STOCK

The Company is authorized to issue 80,000,000 common shares with a par value of $0.001 per share.  At the balance sheet date the Company had 13,251,250 common shares issued and outstanding.

During 2007, the Company issued 3,250,000 shares its common stock in satisfaction of $3,389 of its debts at $0.001 per share.   During 2002, the Company issued 976,188 shares of its common stock for services valued at $0.001 per share. Prior to discontinuing its operations the Company issued 9,025,062 shares of common stock for $3,220,000.

5.	SUBSEQUENT EVENTS

In accordance with ASC 855-10, Company management reviewed all material events through the date of this report and there are no material subsequent events to report.

NORTH HORIZON, INC.
(A Development Stage Company)
Consolidated Balance Sheets

	June 30,	December 31,
	2011	2010
	(unaudited)

ASSETS
CURRENT ASSETS

Cash	$-	$-

Total Current Assets	-	-

TOTAL ASSETS	$-	$-

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES

Accounts payable	$1,800	$-
Related-party payable	54,441	48,066

Total Current Liabilities	56,241	48,066

STOCKHOLDERS' EQUITY (DEFICIT)

Common stock; 80,000,000 shares authorized, at $0.001 par value, 13,251,250 shares issued and outstanding	13,251	13,251
Additional paid-in capital	3,215,154	3,213,664
Deficit accumulated during the development stage	(3,284,646)	(3,274,981)

Total Stockholders' Equity (Deficit)	(56,241)	(48,066)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$-	$-

The accompanying notes are an integral part of these consolidated financial statements.

NORTH HORIZON, INC.
(A Development Stage Company)
Consolidated Statements of Operations
(Unaudited)

					From
					Re-entering the
					Development
					Stage on
					January 1,
	For the Three Months Ended		For the Six Months Ended		2002 through
	June 30,		June 30,		June 30,
	2011	2010	2011	2010	2011
REVENUES	$-	$-	$-	$-	$-

OPERATING EXPENSES

General and administrative expense	3,845	12,070	8,915	13,450	62,920

Total Operating Expenses	3,845	12,070	8,915	13,450	62,920

LOSS FROM OPERATIONS	(3,845)	(12,070)	(8,915)	(13,450)	(62,920)

OTHER INCOME (EXPENSES)

Interest expense	(387)	-	(750)	-	(750)

DISCONTINUED OPERATIONS	-	-	-	-	(3,220,976)

LOSS BEFORE INCOME TAXES	(4,232)	(12,070)	(9,665)	(13,450)	(3,284,646)

PROVISION FOR INCOME TAXES	-	-	-	-	-

NET LOSS	$(4,232)	$(12,070)	$(9,665)	$(13,450)	$(3,284,646)

BASIC LOSS AND DILUTED LOSS PER SHARE	$(0.00)	$(0.00)	$(0.00)	$(0.00)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING	13,251,250	13,251,250	13,251,250	13,251,250

The accompanying notes are an integral part of these consolidated financial statements.

NORTH HORIZON, INC.
(A Development Stage Company)
Consolidated Statements of Cash Flows
(Unaudited)

			From
			Re-entering the
			Development
			Stage on
			January 1,
	For the Six Months Ended		2002 through
	June 30,		June 30,
	2011	2010	2011

CASH FLOWS FROM OPERATING ACTIVITIES

Net loss	$(9,665)	$(13,450)	$(3,284,646)
Adjustments to reconcile net loss to net cash used by operating activities:
Common stock issued for services	-	-	976
Imputed interest	750	-	750
Services contributed by shareholders	740	700	3,290
Changes in operating assets and liabilities
Change in accounts payable	1,800	(210)	1,800

Net Cash Used in Operating Activities	(6,375)	(12,960)	(3,277,830)

CASH FLOWS FROM INVESTING ACTIVITIES	-	-	-

CASH FLOWS FROM FINANCING ACTIVITIES

Increase in related party payable	6,375	12,960	57,830
Sale of common stock	-	-	3,220,000

Net Cash Provided by Financing Activities	6,375	12,960	3,277,830

NET CHANGE IN CASH	-	-	-

CASH AT BEGINNING OF PERIOD	-	-	-

CASH AT END OF PERIOD	$-	$-	$-

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

CASH PAID FOR:

Interest	$-	$-	$-
Income Taxes	$-	$-	$-

NON CASH FINANCING ACTIVITY

Common stock issued for debt	$-	$-	$3,389

The accompanying notes are an integral part of these consolidated financial statements.

NORTH HORIZON, INC.
(A Development Stage Company)
Notes to the Consolidated Financial Statements
June 30, 2011 and December 31, 2010

NOTE 1 - CONDENSED FINANCIAL STATEMENTS

The accompanying financial statements have been prepared by the Company without audit.  In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position, results of operations, and cash flows at June 30, 2011, and for all periods presented herein, have been made.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted.  It is suggested that these condensed financial statements be read in conjunction with the financial statements and notes thereto included in the Company's December 31, 2010 audited financial statements.  The results of operations for the periods ended June 30, 2011 and 2010 are not necessarily indicative of the operating results for the full years.

NOTE 2 - GOING CONCERN

The Company's financial statements are prepared using generally accepted accounting principles in the United States of America applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not yet established an ongoing source of revenues sufficient to cover its operating costs and allow it to continue as a going concern. The ability of the Company to continue as a going concern is dependent on the Company obtaining adequate capital to fund operating losses until it becomes profitable. If the Company is unable to obtain adequate capital, it could be forced to cease operations.

In order to continue as a going concern, the Company will need, among other things, additional capital resources. Management's plan is to obtain such resources for the Company by obtaining capital from management and significant shareholders sufficient to meet its minimal operating expenses and seeking equity and/or debt financing. However management cannot provide any assurances that the Company will be successful in accomplishing any of its plans.

The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plans described in the preceding paragraph and eventually secure other sources of financing and attain profitable operations. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Recent Accounting Pronouncements
The Company has evaluated recent accounting pronouncements and their adoption has not had or is not expected to have a material impact on the Company’s financial position or statements.

NOTE 4 – RELATED PARTY TRANSACTIONS

The Company has recorded expenses paid on its behalf by shareholders as a related party payable. At June 30, 2011, this payable totaled $54,441.  The amount is unsecured and is payable on demand.  Interest has been imputed on the related party payable at 3% and has been recorded as a contribution to capital.  For the six months ended June 30, 2011, $750 was recorded as imputed interest. During the six months ended June 30, 2011, the Company’s president performed legal services valued at $740 which have been recorded as a contribution to capital.

NORTH HORIZON, INC.
(A Development Stage Company)
Notes to the Consolidated Financial Statements
June 30, 2011 and December 31, 2010

NOTE 5 – SUBSEQUENT EVENTS

On July 13, 2011, the Company entered into a Merger Agreement and Plan of Merger ("Agreement") with FasTrack Pharmaceuticals, Inc., a Delaware corporation.  FasTrack was organized in October 2008. FasTrack is engaged in the business of the development of pharmaceutical products.  FasTrack has unique delivery platforms and know-how which provide a basis for the therapeutic drugs under development.

In order to facilitate the merger, on June 23, 2011, the Company formed a wholly-owned subsidiary, North First General, Inc., whereby North First General will be merged with and into FasTrack and 100% of the issued and outstanding shares of FasTrack common stock will be exchanged for shares of the Company’s common stock, whereupon FasTrack will be the surviving corporation and become the wholly owned subsidiary of the Company. The shareholders, convertible note holder, and warrant holder of FasTrack will receive in the transaction the number of shares comprising ninety-two percent (92%) of the fully-diluted shares of the Company as of the closing which shares will be issued after the reverse split.

Prior to the Closing the Company will amend its Articles of Incorporation to change its name and to increase its authorized capital to 150,000,000 shares of common stock, par value of $.001 per share and will adopt a recapitalization by a reverse stock split on the basis of ten shares into one share for the issued and outstanding shares of the Company’s common stock. Pursuant to the terms of the Agreement the current directors will resign and appoint three new directors, Vivian Liu; Henry Esber, Ph.D.; and Ziad Mirza, M.D.  The appointment of the new directors will become effective upon their acceptance and the closing. It is anticipated that the Company’s principal shareholder who owns approximately sixty-three percent (63%) of the issued and outstanding shares of common stock will approve by written consent the foregoing proposals to amend the Company's Articles of incorporation.

The closing will cause a change in control of the Company.  Presently the Company has 13,251,250 shares of common stock issued and outstanding.  The effect of the reverse split will be to reduce that number to 1,325,125.  To acquire the shares of FasTrack the Company will issue to the FasTrack shareholders, convertible note holder, and warrant holder, on a fully-diluted basis, approximately 15,238,938 shares (post reverse split).  When these shares are issued, the Company will then have outstanding approximately 16,564,063 shares of common stock.

In accordance with ASC 855-10, Company management reviewed all material events through the date of this report and there are no additional material subsequent events to report.

FASTRACK PHARMACEUTICALS, INC. AND SORRENTO PHARMACEUTICALS, INC.

Contents

Combined Financial Statements

EisnerAmper LLP 2015 Lincoln Highway, PO Box 988 Edison, NJ 08818 T 732.287.1000 F 732.287.3200 www.eisneramper.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
FasTrack Pharmaceuticals, Inc.

We have audited the accompanying combined balance sheets of FasTrack Pharmaceuticals, Inc. (the “Company”) and Sorrento Pharmaceuticals, Inc. as of December 31, 2010 and December 31, 2009 and the related combined statements of operations, changes in stockholders’ deficit and cash flows for the years then ended and for period from inception (October 31, 2008) to December 31, 2010.  These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note B to the financial statements, the Company has suffered recurring losses from operations and has limited liquidity which raise substantial doubt about its ability to continue as a going concern. Management’s plans regarding those matters are also described in Note B. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of FasTrack Pharmaceuticals, Inc. (the “Company”) and Sorrento Pharmaceuticals, Inc. as of December 31, 2010 and December 31, 2009, and the results of their combined operations and their combined cash flows for the years then ended and for period from inception (October 31, 2008) to December 31, 2010 in conformity with accounting principles generally accepted in the United States of America.

/s/ EisnerAmper LLP

June 17, 2011
Edison, New Jersey

FASTRACK PHARMACEUTICALS, INC. AND SORRENTO PHARMACEUTICALS, INC.

(Development Stage Companies)
Combined Balance Sheets

	March 31,	December 31,
	2011 (unaudited)	2010	2009
Assets
Current assets
Cash	$5,785	$1,650	$976

Total assets	$5,785	$1,650	$976

Liabilities and Stockholders' Deficit
Current liabilities
Loan from Officers	$23,603	$18,600	$1,100
Accounts payable	7,533	10,034	-
Notes payable - Apricus Bio/Bio-Quant	200,952	200,952	379,858
Interest payable	23,569	23,569	7,246
Note payable- BMSA	15,000	-	-
Total liabilities	270,657	253,155	388,204

Commitments and Contingencies

Stockholders' deficit
FasTrack Common stock, $.0001 par value, 50,000,000 shares authorized, 4,821, 4,504 and 4,379 shares issued and outstanding at March 31, 2011, December 31, 2010 and December 31, 2009, respectively.	-	-	-
Additional paid-in capital	253,825	242,666	37,020
Accumulated deficit	(518,697)	(494,171)	(424,248)

Total stockholders' deficit	(264,872)	(251,505)	(387,228)

Total liabilities and stockholders' deficit	$5,785	$1,650	$976

The accompanying notes are an integral part of these combined financial statements.

FASTRACK PHARMACEUTICALS AND SORRENTO PHARMACEUTICALS, INC.

(Development Stage Companies)
Combined Statements of Operations

	For the Three Months Ended		For the Year Ended		October 31, 2008
	March 31,		December 31,		(Inception) through
	2011 (unaudited)	2010 (unaudited)	2010	2009	March 31, 2011
Costs and expenses
Research and development	$-	$-	$-	$20,000	$20,000
General and administrative	20,206	32,467	53,601	124	73,931
Total costs and expenses	20,206	32,467	53,601	20,124	93,931

Loss from operations	(20,206)	(32,467)	(53,601)	(20,124)	(93,931)

Other income (expense)
Interest expense	(4,320)	(7,580)	(16,322)	(7,246)	(27,888)
Total other income (expense)	(4,320)	(7,580)	(16,322)	(7,246)	(27,888)

Net income (loss)	$(24,526)	$(40,047)	$(69,923)	$(27,370)	$(121,819)

The accompanying notes are an integral part of the combined financial statements.

FASTRACK PHARMACEUTICALS, INC. AND SORRENTO PHARMACEUTICALS, INC.

(Development Stage Companies)
Combined Statements of Changes in Stockholders' Deficit

	FasTrack			Deficit
	Common	Common		Accumulated During
	Stock	Stock	Additional	The Development	Total
	(Shares)	(Amount)	Paid-In Capital	Stage	Stockholders' Deficit
Balance at October 31, 2008 (Inception)	-	$-	$-	$-	$-

Balance on December 31, 2008	-	-	-	-	-

Issuance of common stock - FasTrack	4,379	-	26,020	-	26,020

Issuance of common stock - Sorrento	-	-	11,000	-	11,000

Deemed distribution for the value of assets acquired from Bio-Quant	-	-	-	(396,878)	(396,878)

Net loss for the year ended December 31, 2009	-	-	-	(27,370)	(27,370)

Balance at December 31, 2009	4,379	$-	$37,020	$(424,248)	$(387,228)

Issuance of common stock for compensation of board members (Mirza and Nasser)	125	-	750	-	750

Deemed contribution for the value of assets sold to Apricus Bio	-	-	204,896	-	204,896

Net loss for the year ended December 31, 2010	-	-	-	(69,923)	(69,923)

Balance at December 31, 2010	4,504	$-	$242,666	$(494,171)	$(251,505)

Issuance of common stock for services rendered - (unaudited)	44	-	7,000	-	7,000

Issuance of common stock for compensation of officer (Liu) - (unaudited)	273	-	138	-	138

Deemed contribution from forgiveness of interest (unaudited)	-	-	4,021	-	4,021

Net Loss for the three months ended March 31, 2011 (unaudited)	-	-	-	(24,526)	(24,526)

Balance at March 31, 2011 (unaudited)	4,821	$-	$253,825	$(518,697)	$(264,872)

The accompany notes are an integral part of these combined financial statements.

FASTRACK PHARMACEUTICALS, INC. AND SORRENTO PHARMACEUTICALS, INC.

(Development Stage Companies)
Combined Statements of Cash Flows

	For the Three	For the Three			October 31, 2008
	Months Ended	Months Ended	For the Year Ended		(Inception) through
	March 31, 2011	March 31, 2010	December 31,		March 31, 2011
	(unaudited)	(unaudited)	2010	2009	(unaudited)

Net income (loss)	$(24,526)	$(40,047)	$(69,923)	$(27,370)	$(121,819)
Adjustments to reconcile net income (loss) to net cash used in operating activities
Interest charge forgiven by Apricus Bio	4,020	-	-	-	4,020
Non-cash compensation expense	138	-	750	-	888

Research and development expense recognized upon purchase of assets from La Jolla Pharmaceuticals Company	-	-	-	20,000	20,000
Legal expenses paid directly by Bio-Quant resulting in an increase in notes payable - Bio-Quant	-	24,477	25,990	-	25,990

(Decrease) increase in accounts payable	4,500	-	10,034		14,534
Increase in interest payable	-	-	16,323	7,246	23,569

Net cash used in operating activities	(15,868)	(15,570)	(16,826)	(124)	(32,818)

Proceeds from issuance of loan from officers	5,003	17,500	17,500	1,100	23,603
Proceeds from short-term borrowing-BMSA	15,000	-	-	-	15,000

Net cash provided by financing activities	20,003	17,500	17,500	1,100	38,603
	4,135	1,930	674	976	5,785

Cash, beginning of period	1,650	976	976	-	-
Cash, end of period	$5,785	$2,906	$1,650	$976	$5,785

Non-Cash Financing Activities:
Issuance of notes to Bio-Quant in exchange for in process research and development and development projects				$359,858	$359,858
Issuance of common stock of FasTrack and Sorrento to Bio-Quant in exchange for in process research and development projects				37,020	37,020
Total deemed distribution, since transaction was with entity under common control				396,878	396,878

Cancellation of note payable to Apricus Bio and recognition of deemed contribution for the value of cancelled note			$204,896		204,896

Issuance of 44 shares of common stock for a settlement of 7,000 of accounts payable balance	$(7,000)				(7,000)

The accompanying notes are an integral part of these combined financial statements.

FASTRACK PHARMACEUTICALS, INC. AND SORRENTO PHARMACEUTICALS, INC.

(Development Stage Companies)
Notes to Combined Financial Statements
December 31, 2009 and 2010 (disclosures for the periods ended
March 31, 2011 and 2010 are unaudited)

Note A - Organization, Major Transactions and Portfolio

FasTrack Pharmaceuticals, Inc., (FasTrack or the “Company”) was incorporated in the State of Delaware on October 31, 2008 and commenced operations on October 1, 2009. FasTrack is a specialty pharmaceutical company focusing on the development of innovative pharmaceutical products.  The Company develops ethical therapeutic drugs based on the Company’s unique delivery platforms and knowhow.  Upon the acquisition of the Sorrento Pharmaceuticals Inc. (“Sorrento”) assets and liabilities in March 2011 (the merger), the Company also began to focus on OTC opportunities.  Sorrento as incorporated in the state of Delaware on October 31, 2008 and commenced operations on October 1, 2009.  The Company is considered a development stage company.  As discussed in Footnote C, these financial statements present the combined financial statements of FasTrack and Sorrento since inception because the two entities have common ownership, interests, financing, and ultimately the operations were combined.  All assets and liabilities between FasTrack and Sorrento are recorded at historical cost, since these were transactions among entities under common control.

[1]	Major transactions:

FasTrack and Sorrento were formed by the shareholders of Bio-Quant, Inc., (“Bio-Quant”) a contract research organization for the pharmaceutical industry that has been in existence since 2000.  In 2008, Bio-Quant decided to focus on its core business of pre-clinical testing services and therefore formed FasTrack and Sorrento, and, in 2009, sold its pharmaceutical assets to the two companies, for FasTrack to focus on the development of ethical therapeutic (“Rx”) and for Sorrento on Over-the Counter (“OTC”) products.  Both FasTrack and Sorrento had limited operations during 2009 and 2010, as their funding was severely limited.

Bio-Quant was acquired by Apricus Biosciences, Inc. (Nasdaq: APRI) (“Apricus Bio”) in December 2009.  NexMed (U.S.A.), Inc., (“NexMed”) is a wholly owned subsidiary of Apricus Bio.  As such, throughout the financial statements Bio-Quant, Apricus Bio and NexMed may be used interchangeably, but shall represent the same entity.

On October 1, 2009, FasTrack entered into an Asset Purchase Agreement with Bio-Quant (the “FasTrack-BQ Agreement”).  Pursuant to the terms of the FasTrack-BQ Agreement, FasTrack acquired the rights to PrevOnco™, its back-up compound, and another early stage cancer product candidate.   The total purchase price was $276,020, which was paid in 4,379 shares of the common stock of FasTrack valued at $26,020 and a promissory note for $250,000 (the “FasTrack Promissory Note”).  Due to fact that parties to the transaction were considered entities under common control, the purchase price was recorded at carrying value of the seller, which was zero.  The excess cost of the value in the amount of $276,020 was recorded as a deemed distribution to the seller with a direct charge to Accumulated Deficit. $204,896 of the FasTrack Note was cancelled in March 2010 pursuant to the FasTrack-NexMed Agreement.  See Footnote E.

FASTRACK PHARMACEUTICALS, INC. AND SORRENTO PHARMACEUTICALS, INC.

(Development Stage Companies)
Notes to Combined Financial Statements
December 31, 2009 and 2010 (disclosures for the periods ended
March 31, 2011 and 2010 are unaudited)

Note A - Organization, Major Transactions and Portfolio

[1]	Major transactions: (continued)

In 2009, FasTrack purchased SSAO inhibitors compound technology from La Jolla Pharmaceutical Company (“La Jolla”) (a non-related entity) for approximately $20,000.  The purchase was paid for by Bio-Quant and thus FasTrack issued a demand note to Bio-Quant for the same face amount.  See “Promissory Notes” footnote for further discussion.  The purchase price was recorded as an expense pursuant to our accounting policy for research and development costs.  See Footnote C.

On October 1, 2009, Sorrento entered into an Asset Purchase Agreement with Bio-Quant (the “Sorrento-BQ Agreement”).  Pursuant to the terms of the Sorrento-BQ Agreement, Sorrento acquired the rights of Apeaz™ and Regia™.  The total purchase price was $120,858, which was paid in 4,379 shares of the common stock of Sorrento, valued at $11,000 and a promissory note for $109,858 (the “Sorrento Promissory Note”). Due to fact that parties to the transaction were considered entities under common control, the purchase price was recorded at carrying value of the seller, which was zero.  The excess cost of the value in the amount of $109,858 was recorded as a deemed distribution to the seller with a direct charge to Accumulated Deficit.  See Footnote E for further information.

In March 2010, FasTrack sold the development rights of PrevOnco™, a Phase 2/3 treatment for liver cancer that was granted orphan drug designation by the FDA (the “FasTrack-NexMed Agreement”) in August 2008, to NexMed in exchange for a share of any future revenue generated from the successful licensing of PrevOnco™ to a development/commercialization partner, and the cancellation of $204,896 of the FasTrack promissory note.  Due to fact that the parties to the transaction were considered entities under common control, the cancellation of the promissory note was recorded as an equity contribution with a direct credit to Additional Paid-In Capital of $204,896.

In March 2011, the shareholders of the FasTrack and Sorrento decided to combine operations in an effort to better position the combined entity for new investors.  The two companies entered into an Asset Purchase Agreement dated March 16, 2011 whereby FasTrack acquired Sorrento’s assets and liabilities (the “FasTrack-Sorrento March 2011 Agreement”).  Because both companies were controlled by the same group of shareholders, for financial reporting purposes, these financial statements combine the accounts of both Sorrento and FasTrack since inception.

On April 4, 2011, FasTrack and Apricus Bio entered into an Asset Purchase Agreement (the “FasTrack-Apricus Bio Agreement”), pursuant to which, FasTrack sold the patent portfolio for the backup compound for PrevOnco™ to Apricus Bio.  As a consideration for this compound, Apricus Bio granted FasTrack (a) worldwide license to Apricus Bio’s permeation enhancer patents and patent applications and (b) an exclusive license as to the combination of the specific drug chosen by FasTrack and NexACT® drug delivery technology, owned by Apricus Bio.  Additional terms of the transactions are further described in Note I.

As part of the April 4, 2011 transaction, we also received $250,000 in exchange for issuing to Apricus Bio a secured convertible note.  At the same time various on demand notes and interest payable to Apricus Bio were combined into one secured convertible note in the amount of $224,520.  See Footnote I for further information.

FASTRACK PHARMACEUTICALS, INC. AND SORRENTO PHARMACEUTICALS, INC.

(Development Stage Companies)
Notes to Combined Financial Statements
December 31, 2009 and 2010 (disclosures for the periods ended
March 31, 2011 and 2010 are unaudited)

Note A - Organization, Major Transactions and Portfolio (continued)

[2]	Portfolio of products:

FasTrack has a development platform of highly selective SSAO inhibitors, or an enzyme that has been implicated in inflammatory responses in many tissues and organs. SSAO, also known as vascular adhesion protein-1 or VAP-1, is a dual-function molecule with enzymatic and cell adhesion activities.  FasTrack’s SSAO inhibitors are designed to reduce inflammation by blocking the white blood cells and reducing the levels of inflammatory mediators.    La Jolla had developed a new treatment for Lupus based on the SSAO platform, and the La Jolla product failed in late-stage clinical studies. FasTrack management acquired the SSAO patent portfolio based on their belief that the SSAO platform still has the potential to generate significant value if applied for the right medical indication.  However, since the acquisition of the SSAO platform from La Jolla, FasTrack has done minimal work with it due to insufficient resources.  To advance a program based on the SSAO platform would require significant resources, which FasTrack does not have, and there is also no assurance that even with the proper financial resources, it could successfully advance a development program based on the SSAO platform.

FasTrack’s OTC pipeline is comprised of Apeaz™ and Regia™, indicated for pain relief, and bleeding of the gums, respectively.  APEAZ™ is an FDA-compliant arthritis cream that targets the delivery of the different active ingredients to various layers of the skin and muscle where the drug is needed.  The product was previously sold through a U.S. distributor, with peak annual sales reaching approximately $500,000 per year.  However, since the distributor went out of business, further sales efforts were not pursued.  Regia™ is a natural plant-derived, anti-microbial agent, shown to reduce bleeding of the gums when incorporated into OTC products such as mouthwash.  The Company has an issued US patent covering Regia™, and has corresponding applications pending in selected international markets.  FasTrack intends to explore opportunities to out license the Regia™ patent portfolio.

As part of the consideration for the acquisition of the PrevOnco™ intellectual property portfolio, Apricus Bio granted FasTrack the right to develop two products based on the NexACT® drug delivery technology. NexACT® is a clinically validated multi-route, drug delivery technology which utilizes patented novel excipients or "penetration enhancers," that, when incorporated into drug formulations, may improve absorption and bioavailability. Varying the concentration of the NexACT® enhancer allows for local or systemic delivery of drug, as desired.   The Company has yet to determine the treatment indications for the two products, which are subject to acceptance by Apricus Bio.

Note B - Liquidity, Capital Resources and Going Concern

The Company has experienced net losses and negative cash flows from operations each year since its inception.  Through December 31, 2010, FasTrack had an accumulated deficit of $ 494,171.  The Company’s operations have been financed through advances from officers and directors and from Bio-Quant.  FasTrack has not yet had sufficient funds to significantly develop its technologies.

FASTRACK PHARMACEUTICALS, INC. AND SORRENTO PHARMACEUTICALS, INC.

(Development Stage Companies)
Notes to Combined Financial Statements
December 31, 2009 and 2010 (disclosures for the periods ended
March 31, 2011 and 2010 are unaudited)

Note B - Liquidity, Capital Resources and Going Concern (continued)

As a result of its losses to date, expected losses in the future, limited capital resources and accumulated deficit, there is substantial doubt as to the Company’s ability to continue as a going concern. The Company’s continuation is based on the Company’s ability to generate or obtain sufficient cash to meet our obligations on a timely basis and ultimately to attain profitable operations.   The Company anticipates that it will continue to incur significant losses at least until successful commercialization of one or more of its products.

At December 31, 2010, the Company had $1,650 in cash.  On March 4, 2011 FasTrack issued a short-term promissory note (the “Note”) in a principal amount of $15,000 to an entity controlled by a member of its Board of Directors.  Interest accreted on the Note on a monthly basis at a rate of 8% per annum.   On April 4, 2011, FasTrack sold the patents for the backup compound for PrevOnco to Apricus Bio.  As part of the sale, FasTrack received $250,000 in exchange for issuing to Apricus Bio, a secured convertible note, which bears interest at 4.25% per annum.   As a result of consolidating all of the notes and interest due to Apricus Bio, an aggregate of $474,520 is due in April 2013.  The Company will be required to raise additional funding to further its development projects.

The Company has engaged an investment banker to undertake a private placement, which may also include a reverse merger into a public shell entity.  There can be no assurance these transactions can be successfully consummated.

Note C - Summary Of Significant Accounting Policies

[1]	Basis of presentation and principles of consolidation:

The purchase of net assets by FasTrack from Sorrento (the merger) in March of 2011 falls under definition of transactions between entities under common control (ASC 805-50 “Business Combinations”). As such, the financial statements of FasTrack and Sorrento are presented on a combined basis, as if the merger occurred since inception of each company.  The effects of intra-entity transactions are eliminated.

The purchase and sale of assets from Bio-Quant also is considered transactions with entities under common control, and therefore the transactions are recorded at historical cost, and as deemed contributions or distributions.

[2]	Unaudited interim financial statements:

The financial statements as of March 31, 2011 and 2010 and for the three   months periods then ended are unaudited and have been prepared by management in accordance with accounting principles generally accepted in the United States of America (“GAAP”).  Accordingly, they do not include all of the information and notes required by GAAP for complete financial statements.  These interim unaudited combined financial statements should be read in conjunction with the financial statements and notes contained herein for the years ended December 31, 2010 and 2009.  Operating results for the three months ended March 31, 2011 are not necessarily indicative of annual results or any other period.

FASTRACK PHARMACEUTICALS, INC. AND SORRENTO PHARMACEUTICALS, INC.

(Development Stage Companies)
Notes to Combined Financial Statements
December 31, 2009 and 2010 (disclosures for the periods ended
March 31, 2011 and 2010 are unaudited)

Note C - Summary Of Significant Accounting Policies (continued)

[3]	Cash:

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash. The Company maintains its cash in bank deposit and other accounts.

[4]	Fair value of financial instruments:

The Company’s financial instruments, including cash, accounts payable, and notes payable are reflected in the accompanying financial statements at carrying value, which approximates fair value because of the short-term maturity of these instruments.

[5]	Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Significant estimates inherent in the preparation of the accompanying financial statements include the fair value of stock granted to employees, consultants, directors and investors.

[6]	Stock based compensation:

The Company’s share-based compensation cost is measured at grant date, based on the estimated fair value of the award, and is recognized as expense over the employee’s requisite service period on a straight-line basis.

[7]	Research and development:

In instances where the Company enters into agreements with third parties for clinical trials, manufacturing and process development, research and other consulting activities, costs are expensed as services are performed.  The Company has not yet incurred any such costs to date, but expects to incur such types of cost during 2011. Costs associated with patents and licenses for in process research and development projects acquired to date have been expensed as there is no assurance of commercial success or alternative use for the technology.

[8]	Income taxes:

The Company utilizes the asset and liability method of accounting for income taxes. Under this method, deferred tax liabilities and assets are recognized for the expected future tax consequences of temporary differences between the carrying amounts and the tax bases of assets and liabilities. The Company establishes a valuation allowance against net deferred tax assets if, based on the weight of available evidence, it is more likely than not that some or all of the net deferred tax assets will not be realized.

FASTRACK PHARMACEUTICALS, INC. AND SORRENTO PHARMACEUTICALS, INC.

(Development Stage Companies)
Notes to Combined Financial Statements
December 31, 2009 and 2010 (disclosures for the periods ended
March 31, 2011 and 2010 are unaudited)

Note C - Summary Of Significant Accounting Policies (continued)

[9]	Income taxes: (continued)

The Company utilizes a two-step approach to recognizing and measuring uncertain tax positions. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount which is more than fifty percent likely of being realized upon ultimate settlement.

[10]	Impact of recently issued accounting pronouncements:

The Company adopted Accounting Standards Codification (“ASC”) No. 820, “Fair Value Measurements” effective January 1, 2009. Under this standard, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e, the “exit price”) in an orderly transaction between market participants at the measurement date.  In determining fair value, the Company uses various valuation approaches. The hierarchy of those valuation approaches is broken down into three levels based on the reliability of inputs as follows:

Level 1 inputs are quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date. An active market for the asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis. The valuation under this approach does not entail a significant degree of judgment.

Level 2 inputs are inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include: quoted prices for similar assets or liabilities in active markets, inputs other than quoted prices that are observable for the asset or liability, (e.g., interest rates and yield curves observable at commonly quoted intervals or current market) and contractual prices for the underlying financial instrument, as well as other relevant economic measures.

Level 3 inputs are unobservable inputs for the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at the measurement date.

The adoption did not have significant effect on the Company’s financial statements.

During 2010, the Company adopted AS Update 2010-09 to ASC Topic 855 “Subsequent Events”, which applies provision of “Subsequent Events” Topic to revised financial statements and amends the Topic to include the definition of an SEC filer and other SEC filer specific provisions. The update did not have any impact on the Company’s financial statements.

FASTRACK PHARMACEUTICALS, INC. AND SORRENTO PHARMACEUTICALS, INC.

(Development Stage Companies)
Notes to Combined Financial Statements
December 31, 2009 and 2010 (disclosures for the periods ended
March 31, 2011 and 2010 are unaudited)

Note C - Summary Of Significant Accounting Policies (continued)

[11]	Subsequent events:

The Company has evaluated subsequent events relating to the period ended March 31, 2011, through to and including June 17, 2011, the date the Company’s financial statements were available for issuance.

Note D - Promissory Notes

All debt transactions described in this footnote are deemed to be transactions with related parties.  The following summarizes promissory note activities with Apricus Bio:

Borrowing from Bio-Quant pursuant to the FasTrack-BQ Agreement- October 2009	$250,000

Borrowing from Bio-Quant for purchase of SSAO inhibitors- October 2009	20,000
Borrowing pursuant to Sorrento-Bio-Quant Agreement- October 2009	109,858

Balance at December 31, 2009	$379,858
Cancellation of note pursuant to FasTrack-NexMed Agreement- March 2010	(204,896)
Demand note issued for payment of certain legal expenses By Apricus Bio on behalf of FasTrack	25,990

Balance at December 31, 2010 and March 31, 2011	$200,952

All the notes issued since commencement of operations in October 2009 and through March 31, 2011 were demand notes bearing interest of 8% per annum.

Interest expense recorded to Apricus Bio amounted to $7,246, $16,322, $7,580 and $4,320 for the years ended December 31, 2009 and 2010, and the three month periods ended March 31, 2010 and March 31, 2011, respectively.  No interest was paid on the notes since inception until March 31, 2011.  On April 4, 2011, pursuant to the terms of the FasTrack-Apricus Bio Agreement, the above demand notes payable to Apricus Bio were combined into one secured convertible note plus accrued interest in the amount of $224,500.  See Footnotes A and I for further information.

Apricus Bio forgave FasTrack interest charge on the $200,952 note outstanding for the duration of three month period ended March, 31 2011.  The amount of forgiven interest was $4,021.  The Company considers the forgiveness a deemed dividend and recorded the charge to interest expense against additional paid in capital for the period ended March 31, 2011.

FASTRACK PHARMACEUTICALS, INC. AND SORRENTO PHARMACEUTICALS, INC.

(Development Stage Companies)
Notes to Combined Financial Statements
December 31, 2009 and 2010 (disclosures for the periods ended
March 31, 2011 and 2010 are unaudited)

Note D - Promissory Notes (continued)

On March 4, 2011 FasTrack issued a short-term promissory note (in a principal amount of $15,000 to Baltimore Medical and Surgical Associates, PA (the “BMSA Note”) an entity controlled by Dr. Ziad Mirza, a member of the Company’s Board of Directors.  The BMSA Note was due on April 15, 2011 and could be prepaid by the Company at any time without penalty.  Interest accreted on the Note on a monthly basis at a rate of 8% per annum.  On April 5, 2011, the Company repaid the principal and interest accrued of the BMSA Note.

Note E - Other Related Party Transactions:

[1]	Expenses:

In January 2010, the FasTrack Board of Directors approved $7,000 in payment to Dr. Bassam Damaj, a shareholder of the Company and CEO of Apricus Bio, to cover the Company’s 2010 overhead expenses, which were being incurred by Dr. Damaj.  The two parties agreed that in the event the Company could not pay in cash, Dr. Damaj would be entitled to 1% of the Company’s outstanding equity based on its shares outstanding as of January 15, 2011.   On February 7, 2011, FasTrack issued 44 shares to Dr. Damaj in lieu of a $7,000 cash payment.

In January 2010, the Sorrento Board of Directors approved $7,000 in payment to Dr. Bassam Damaj, to cover the Company’s 2010 overhead expenses, which were being incurred by Dr. Damaj.  The two parties agreed that in the event the Company could not pay in cash, Dr. Damaj would be entitled to 1% of the Company’s outstanding equity based on its shares outstanding as of January 15, 2011.   In March 2011, Sorrento elected to pay Dr. Damaj in cash.  The liability was paid in April 2011.

From October 1, 2009 until 2011 various Board members and officers of the Company either advanced cash loans to the Company or incurred expenses on behalf of the Company.  These transactions were necessary to pay for various administrative expenses.  Such advances and expenses ranged from $600 to $5,000.  Substantially all such advances were repaid in due course after receipt of cash raised with April 4, 2011 secured convertible promissory note issued to Apricus Bio.

[2]	Asset purchase agreements:

On October 1, 2009, FasTrack entered into an Asset Purchase Agreement with Bio-Quant (“the FasTrack-BQ Agreement”).  Pursuant to the terms of the FasTrack-BQ Agreement, FasTrack acquired the rights to PrevOnco™ and another early stage cancer product candidate.   The total purchase price was $276,020, which was paid in 4,379 shares of FasTrack’s common stock valued at $26,020 and the issuance of the $250,000 FasTrack Promissory Note.  See Footnote A.

On October 1, 2009, Sorrento entered into an Asset Purchase Agreement with Bio-Quant (the Sorrento-BQ Agreement”).  Pursuant to the terms of the Sorrento-BQ Agreement, Sorrento acquired the rights of Apeaz™ and Regia™.  The total purchase price was $120,858, which was paid in 4,379 shares of Sorrento’s common stock, valued at $11,000 and the issuance of the Sorrento Promissory Note.  See Footnote A.

FASTRACK PHARMACEUTICALS, INC. AND SORRENTO PHARMACEUTICALS, INC.

(Development Stage Companies)
Notes to Combined Financial Statements
December 31, 2009 and 2010 (disclosures for the periods ended
March 31, 2011 and 2010 are unaudited)

Note E - Other Related Party Transactions (continued)

[2]	Asset purchase agreements: (continued)

On March 10, 2010, FasTrack entered into an Asset Purchase Agreement with NexMed (the “FasTrack-NexMed Agreement”).  Pursuant to the terms of the FasTrack-NexMed Agreement, FasTrack sold the development rights of PrevOnco™ to NexMed in exchange for cancellation of $204,896 of the FasTrack Promissory Note and in the event NexMed successfully licenses the product, 50% of the net proceeds, which is defined as the gross proceeds less 115% of the aggregate development expenses incurred by NexMed.

On March 16, 2011, FasTrack and Sorrento entered into an Asset Purchase Agreement, (the “FasTrack-Sorrento Agreement”).  According to the terms of the FasTrack-Sorrento Agreement, the Company acquired the development and commercialization rights to Apeaz™ and Regia™.  In consideration for those rights, FasTrack agreed to assume the liabilities of Sorrento, comprised of immediately payable expenses of $22,600 and $120,208 for the interest and principal, respectively, due on the Sorrento Note.  Since these two entities are considered entities under common control, the combination was accounted for at historical costs.

Since all of the above three transactions are considered transactions with entities under common control, they have been reflected at historical carrying value (nil) and as equity transactions - deemed contributions or distributions.

Note F - Stock Based Compensation

On March 8, 2010, Dr. Ziad Mirza and Mr. Mohammed Nasser were appointed to serve on the Board of Directors.  In addition, Dr. Mirza was appointed to serve as the Acting Chief Executive Officer.  In consideration for their services to the Company, the Board of Directors approved the issuance of 100 and 25 shares of common stock to Dr. Mirza and Mr. Nasser, respectively, for their services rendered to the Company. The shares were valued at $6 per share and the Company recorded expense of $750 for such issuance of shares.  Due to absence of contemporaneous third-party transactions and lack of objective business information for an independent appraisal, the fair value per share was equal to the value at which the original issuance of shares to Bio-Quant took place for the purchase of assets by FasTrack in accordance with the FasTrack-BQ agreement.

FASTRACK PHARMACEUTICALS, INC. AND SORRENTO PHARMACEUTICALS, INC.

(Development Stage Companies)
Notes to Combined Financial Statements
December 31, 2009 and 2010 (disclosures for the periods ended
March 31, 2011 and 2010 are unaudited)

Note F - Stock Based Compensation (continued)

On January 21, 2011, the Company appointed Ms. Vivian Liu to serve on its Board of Directors, and also approved her appointment as its President and Chief Executive Officer.  Ms. Liu and the Board of Directors agreed that Ms. Liu would forego collecting salary until the Company has raised an aggregate of $500,000 or more in cash, excluding the $250,000 cash infusion from Apricus Bio as discussed in Footnote E.  As part of her compensation, Ms. Liu received 6% of the Company’s outstanding equity shares in the form of 273 shares of restricted stock (the "Restricted Stock"). Commencing on the first day of employment, and thereafter on the first of each month for a total of thirty-six months, the restriction on 1/36 of the Restricted Stock would be removed, so long as Ms. Liu remained employed as the Company’s Chief Executive Officer.   In the event Ms. Liu’s employment is terminated prior to the last restriction removal, Ms. Liu would immediately forfeit the remaining Restricted Stock.  In the event the Company was acquired before the last restriction removal, the Company agreed to immediately remove the restriction on the remaining Restricted Stock.  As such, the Company recognized $138 for 23 vested shares as compensation expense for the three months ended March 31, 2011.  Due to absence of contemporaneous third-party transactions and lack of objective business information for an independent appraisal, the fair value per share was equal to the value at which the original issuance of shares to Bio-Quant took place for the purchase of assets by FasTrack in accordance with the FasTrack-BQ agreement ($6/per share).

As of March 31, 2011, 250 shares remained unvested.  The related unrecognized compensation expense in the amount of approximately $1,500 associated with the unvested shares will be recognized on a monthly basis through the end of the vesting period or December 31, 2013.

The stock granted to Ms. Liu contains anti-dilution provision, as follows:  if additional shares of stock will be issued during the vesting period, Ms. Liu will also be issued additional shares in such a way, that she would retain 2%, 4% and 6% ownership of the Company at 12, 24 and 36 month anniversary of the grant.  No additional shares were issued through March 31, 2011.  If additional shares are to be issued, a compensatory charge will be recognized.

Note G - Income Taxes

There was no current or deferred income tax provision for the years ended December 31, 2010 and 2009.  The Company’s deferred tax assets as of December 31 consist of the following:

	2010	2009

Intangibles	$7,303	$7,834
Net operating loss	33,814	4,901
Less: valuation allowance	(41,117)	(12,735)
	$-	$-

SSAO inhibitors compound technology has a tax basis of $20,000, which is amortized for tax purposes in accordance with the tax rules applicable to intangible assets, but was expensed for GAAP purposes.  The difference in treatment resulted in a deferred tax asset, which is reflected in the table above.

FASTRACK PHARMACEUTICALS, INC. AND SORRENTO PHARMACEUTICALS, INC.

(Development Stage Companies)
Notes to Combined Financial Statements
December 31, 2009 and 2010 (disclosures for the periods ended
March 31, 2011 and 2010 are unaudited)

Note G - Income Taxes (continued)

A valuation allowance is provided when it is more likely than not that some portion or all of the deferred tax assets will not be realized. The net increase in the total valuation allowance for the year ended December 31, 2010 was $28,382. The tax benefit assumed the Federal statutory tax rate of 34% and a state and local tax rate of 9% and has been fully offset by the aforementioned valuation allowance.

At December 31, 2010, FasTrack had approximately $33,814 of federal net operating loss carry forwards.  Change in ownership provisions of the IRC, the availability of the Company’s net operating loss carry forwards may be subject to annual limitations against taxable income in future periods, which could substantially limit the eventual utilization of such carry forwards.  The Company has not analyzed the historical or potential impact of its equity financings on beneficial ownership and therefore no determination has been made whether the net operating loss carry forward is subject to any IRC Section 382 limitation.  To the extent there is a limitation, there would be a reduction in the deferred tax asset with an offsetting reduction in the valuation allowance.

The Company has adopted the provisions of ASC 740-10-25. ASC 740-10-25 provides recognition criteria and a related measurement model for uncertain tax positions taken, or expected to be taken in income tax returns. ASC 740-10-25 requires that a position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not that the position would be sustained upon examination by tax authorities. Tax positions that meet the more likely than not threshold are then measured using a probability weighted approach recognizing the largest amount of tax benefit that is greater than 50% likely of being realized upon ultimate settlement. The Company’s Federal income tax returns for 2010 to 2008 are still open and subject to audit.  The Company had no tax positions relating to open income tax returns that were considered to be uncertain. Accordingly, the Company has not recorded a liability for unrecognized tax benefits upon adoption of ASC 740-10-25. There continues to be no liability related to unrecognized tax benefits at March 31, 2011.

Note H - Commitments

On January 18, 2011, the Company entered into a Financial Advisory and Consulting Agreement with Dawson James Securities, Inc., (the “Consultant”) for a term of 12 months (the “Term”).   In the event of a sale or merger of the Company during the Term, the Company would pay the Consultant, $50,000 and warrants to purchase shares of the Company’s common stock, equivalent to 2.5% of the Company’s outstanding common stock, on a fully-diluted basis.  Such warrants would have a term of seven years from issuance and have an exercise price of $0.01 per share.

Note I - Subsequent Events

FasTrack - Apricus Bio Agreement

On April 4, 2011, FasTrack entered into an Asset Purchase Agreement with Apricus Bio (the FasTrack-Apricus Bio Agreement”).  According to the terms of the FasTrack-Apricus Bio Agreement, FasTrack sold the patent rights for the backup compound for PrevOnco™, in exchange for Apricus Bio providing FasTrack with a) a fully funded loan of $250,000 evidenced by a secured convertible promissory note, b) a second secured convertible promissory note in the amount of $224,520, which consolidated the $200,952 of various outstanding demand notes payable to Apricus Bio (see Footnote D) and related accrued interest in the amount of $23,568 (together the “Apricus Bio Notes”, and c) the right to develop two products using the NexACT technology (see below).  The issuance of $224,520 note was considered debt restructuring.  The restructuring did not result in any material gains or losses.

FASTRACK PHARMACEUTICALS, INC. AND SORRENTO PHARMACEUTICALS, INC.

(Development Stage Companies)
Notes to Combined Financial Statements
December 31, 2009 and 2010 (disclosures for the periods ended
March 31, 2011 and 2010 are unaudited)

Note I - Subsequent Events (continued)

FasTrack - Apricus Bio Agreement (continued)

The Apricus Bio Notes, aggregating $474,520, bear an annual variable interest rate of prime + 1% (currently 4.25%), and have a due date of April 4, 2013.   The Apricus Bio Notes are secured by a blanket first priority security interest in all of the assets of the Company.  In the event the Company completes a round of financing for more than $2,000,000 or (a “Financing”) or closes a merger or acquisition transaction (“M&A Event”) prior to the Maturity Date, any remaining principal and accrued interest outstanding and due under this Secured Convertible Promissory Note, will automatically convert on the date of the closing of such Financing or M&A Event into the Company’s shares sold in the Financing or exchanged pursuant to the M&A Event at a per share price equal to ninety percent (90%) of the price of the shares sold in the Financing or exchanged in the M&A Event. As such discount is contingent upon a qualified financing, of which there are no assurances of successful consummation, the beneficial conversion feature will be recognized if and when the qualified financing occurs.

License

Pursuant to the terms of the FasTrack - Apricus Bio Agreement on April 4, 2011 (as described in Footnote A), upon approval by Apricus Bio of a one or both products to be combined with NexACT® drug delivery technology, the individual product Licenses will be granted.  Upon grant of such product License, the Company will:

1.	Make a $500,000 up-front payment per license in the form of cash or a Secured Convertible Promissory Note

2.	Milestone and Royalty Payments:

(a)	For sales of the Licensed Product directly or as a co-marketer:

(i) Milestone Payments:

To be paid on a Licensed Product by Licensed Product basis and payable within 10 days of achievement:

-$350,000 for dosing of first patient in Phase I clinical trial;

-$750,000 for dosing of first patient in Phase II clinical trial;

-$1,250,000 for dosing of first patient in Phase III clinical trial;

-$2,500,000 for regulatory approval of Licensed Product;

-$1.5 million upon first reaching Net Sales of at least $0-$50 million;

-$3 million upon first reaching Net Sales of at least $50-$200 million;

-$6 million upon first reaching Net Sales of at least $200 million to $500 million; and

-$12 million upon first reaching Net Sales of above $500 million.

(ii) Royalties:

FASTRACK PHARMACEUTICALS, INC. AND SORRENTO PHARMACEUTICALS, INC.

(Development Stage Companies)
Notes to Combined Financial Statements
December 31, 2009 and 2010 (disclosures for the periods ended
March 31, 2011 and 2010 are unaudited)

Note I - Subsequent Events (continued)

4.5% of net sales of Licensed Products invoiced by the Company.

(b)	For Licensed Products that will be licensed by Licensee to third party sublicensees:

(i)  Milestone Payments:  The Company shall pay Apricus Bio 33 1/3% of all milestone payments it receives from any third party sublicense relating to any Product, net of its development expenses.

(ii) Royalties:  The Company shall pay Apricus Bio with the following royalties on its Net Sales received by The Company from sales of the Licensed Products by third party sublicensees.

Annual Net Profits in $	Royalty %
$0 to $5 million	20%
$5 to $10 million	25%
$10 to 15 million	30%
$15 to 20 million	35%
Greater than $20 million	40%

Royalties in (a) and (b) above will be payable on a country-by-country basis for the longer of (i) the time during which manufacture, use or sale of Licensed Product would infringe any patent rights within the Patents and (ii) 15 years from the first commercial sale of Licensed Product in such country.  Thereafter, Apricus Bio shall receive 50% of the royalty payments described above.

Reverse Merger
The Company has engaged an investment banker to undertake a private placement, which may also include a reverse merger into a public shell entity.  There can be no assurance these transactions can be successfully consummated.

FASTRACK PHARMACEUTICALS, INC. AND SORRENTO PHARMACEUTICALS, INC.  (DEVELOPMENT STAGE COMPANIES)

Page

Combined Balance sheets at June 30,2011 and December 31, 2010	49

Combined Statements of operations for the three and six months ended June 30, 2011 and 2010 and from October 31, 2008 (inception) through June 30, 2011	50

Combined Statements of changes in stockholders’ deficit from October 31, 2008 (inception) through June 30,2011	51

Combined Statements of cash flows for the six months ended June 30, 2011 and 2010 and from October 31, 2008 (inception) through June 30,2011	52

Notes to combined financial statements	53

FasTrack Pharmaceuticals, Inc. and Sorrento Pharmaceuticals, Inc.
(Development Stage Companies)
Combined Balance Sheets

	June 30,	December 31,
	2011 (unaudited)	2010
Assets
Current assets
Cash	$134,731	$1,650
Prepaid expenses and other current assets	37,640	-

Total assets	$172,371	$1,650

Liabilities and Stockholders' Equity
Current liabilities
Loan from Officers	$-	$18,600
Accounts payable	13,380	10,035
Convertible Notes Payable- Apricus Bio	474,520	200,952
Interest payable	4,929	23,568

Total liabilities	492,829	253,155

Commitments and contingencies

Stockholders' deficit
FasTrack Common stock, $.0001 par value, 50,000,000 shares authorized, 5,094 and 4,504 shares issued and outstanding, respectively
Additional paid-in capital	253,962	242,666
Accumulated deficit	(574,420)	(494,171)

Total stockholders' deficit	(320,458)	(251,505)

Total liabilities and stockholders' deficit	$172,371	$1,650

The accompanying notes are an integral part of these combined financial statements.

FasTrack Pharmaceuticals, Inc. and Sorrento Pharmaceuticals, Inc.
(Development Stage Companies)
Combined Statements of Operations  (unaudited)

	For the Six Months Ended		For the Three Months Ended				October 31, 2008
	June 30,		June 30,				(Inception) through
	2011	2010	2011			2010	June 30, 2011
Costs and expenses
Research and development	$-	$-	$	- $		-	$20,000
General and administrative	71,199	32,467		50,993		-	124,924
Total costs and expenses	71,199	32,467		50,993		-	144,924

Loss from operations	(71,199)	(32,467)		(50,993)		-	(144,924)

Other income (expense)
Gain on sale of technology to related party	-	-		-		-
Interest expense	(9,050)	(15,160)		(4,730)		(7,580)	(32,618)
Total other income (expense)	(9,050)	(15,160)		(4,730)		(7,580)	(32,618)

Net income (loss)	$(80,249)	$(47,627)		$(55,723	) $	(7,580)	$(177,542)

The accompanying notes are an integral part of these combined financial statements.

FasTrack Pharmaceuticals, Inc. and Sorrento Pharmaceuticals, Inc.
(Development Stage Companies)
Combined Statements of Changes in Stockholders' Equity

	FasTrack			Deficit
	Common	Common		Accumulated During
	Stock	Stock	Additional	The Development	Total
	(Shares)	(Amount)	Paid-In Capital	Stage	Stockholders' Deficit
Balance at October 31, 2008 (Inception)	-	$-	$-	$0	$0

Issuance of common stock - FasTrack	4,379	-	26,020	-	26,020
				-
Issuance of common stock - Sorrento			11,000		11,000
				-	0
Deemed distribution for the value of assets acquired from Bio-Quant				(396,878)	(396,878)

Net loss for the year ended December 31, 2009				(27,370)	(27,370)
	-	-	-

Balance at December 31, 2009	4,379	$-	37,020	$(424,248)	$(387,228)

Issuance of common stock for compensation of board members (Mirza and Nasser)	125	-	750		750

Deemed distribution for the value of assets sold to Apricus Bio			204,896	-	204,896

Net loss for the year ended December 31, 2010				(69,923)	(69,923)
	-	-	-
Balance at December 31, 2010	4,504	-	242,666	$(494,171)	$(251,505)

Issuance of common stock for services rendered (unaudited)	44	-	7,000		7,000

Issuance of common stock for compensation of officer (Liu) - (unaudited)	273	-	275		275

Deemed contribution from forgiveness of interest (unaudited)	-	-	4,021		4,021

Net Loss for the six months ended June 30, 2011 (unaudited)	-	-	-	(80,249)	(80,249)

Balance at June 30, 2011	4,821	0.00	253,962	$(574,420)	$(320,458)

The accompanying notes are an integral part of these combined financial statements.

FasTrack Pharmaceuticals, Inc. and Sorrento Pharmaceuticals, Inc.
Combined Statement of Cash Flows (unaudited)
	For the Six Months Ended		October 31, 2008
	June 30,		(Inception) through
	2011	2010	June 30, 2011
Cash flows from operating activities
Net income (loss)	$(80,249)	$(47,627)	(177,542)
Adjustments to reconcile net loss to net cash used in operating activities
Interest charge forgiven by Apricus Bio	4,020	-	4,020
Legal expenses paid directly by Bio-Quant resulting in an increase in notes payable - Bio-Quant	-	24,477	25,990
Research and development expense recognized upon purchase of assets from La Jolla Pharmaceuticals Company	-	-	20,000
Increase in prepaid expenses and other current assets	(37,640)	-	(37,640)
Increase in accounts payable	10,346	-	20,380
(Decrease) increase in interest payable	(18,639)	7,246	4,930
Non-cash compensation expense	275	-	1,025

Net cash used in by operating activities	(121,887)	(15,904)	(138,837)
Cash flows from financing activities

Proceeds from issuance of loan from officers	5,003	17,500	23,603
Proceeds from short-term borrowing	15,000	-	15,000
Repayment of short-term borrowing	(15,000)	-	(15,000)
Repayment of loan from officers	(23,603)	-	(23,603)
Proceeds from issuance of convertible notes payable	273,568	-	273,568
Net cash provided by financing activities	254,968	17,500	273,568
Net increase (decrease) in cash and cash equivalents	133,081	1,596	134,731
Cash
Beginning of year	1,650	976	-
End of period	$134,731	$2,572	$134,731

Non-Cash Financing Activities:
Issuance of notes to Bio-Quant in exchange for in process research and development			359,858
Issuance of notes to Bio-Quant in exchange for the issuance of common stock			37,020
Total deemed distribution, since transaction was with entity under common control			396,878
Cancellation of note payable to Apricus Bio and recognition of deemed contribution for the value of cancelled note			204,896
Issuance of 44 shares of common stock for a settlement of 7,000 of accounts payable balance	(7,000)		(7,000)

The accompanying notes are an integral part of these combined financial statements.

FASTRACK PHARMACEUTICALS, INC. AND SORENTO PHARMACEUTICALS, INC.

(Development Stage Companies)
Notes to Combined Financial Statements
June 30, 2011 and 2010

Note A - Organization, Major Transactions and Portfolio

FasTrack Pharmaceuticals, Inc., (FasTrack or the “Company”) was incorporated in the State of Delaware on October 31, 2008 and commenced operations on October 1, 2009. FasTrack is a specialty pharmaceutical company focusing on the development of innovative pharmaceutical products.  The Company develops ethical therapeutic drugs based on the Company’s unique delivery platforms and knowhow.  Upon the acquisition of the Sorrento Pharmaceuticals Inc. (“Sorrento”) assets and liabilities in March 2011 (the merger), the Company also began to focus on OTC opportunities.  Sorrento as incorporated in the state of Delaware on October 31, 2008 and commenced operations on October 1, 2009.  The Company is considered a development stage company.  As discussed in Footnote C, these financial statements present the combined financial statements of FasTrack and Sorrento since inception because the two entities have common ownership, interests, financing, and ultimately the operations were combined.  All assets and liabilities between FasTrack and Sorrento are recorded at historical cost, since these were transactions among entities under common control.

[1]	Major transactions:

FasTrack and Sorrento were formed by the shareholders of Bio-Quant, Inc., (“Bio-Quant”) a contract research organization for the pharmaceutical industry that has been in existence since 2000.  In 2008, Bio-Quant decided to focus on its core business of pre-clinical testing services and therefore formed FasTrack and Sorrento, and, in 2009, sold its pharmaceutical assets to the two companies, for FasTrack to focus on the development of ethical therapeutic (“Rx”) and for Sorrento on Over-the Counter (“OTC”) products.  Both FasTrack and Sorrento had limited operations during 2009 and 2010, as their funding was severely limited.

Bio-Quant was acquired by Apricus Biosciences, Inc. (Nasdaq: APRI) (“Apricus Bio”) in December 2009.  NexMed (U.S.A.), Inc., (“NexMed”) is a wholly owned subsidiary of Apricus Bio.  As such, throughout the financial statements Bio-Quant, Apricus Bio and NexMed may be used interchangeably, but shall represent the same entity.

On October 1, 2009, FasTrack entered into an Asset Purchase Agreement with Bio-Quant (the “FasTrack-BQ Agreement”).  Pursuant to the terms of the FasTrack-BQ Agreement, FasTrack acquired the rights to PrevOnco™, its back-up compound, and another early stage cancer product candidate.   The total purchase price was $276,020, which was paid in 4,379 shares of the common stock of FasTrack valued at $26,020 and a promissory note for $250,000 (the “FasTrack Promissory Note”).  Due to fact that parties to the transaction were considered entities under common control, the purchase price was recorded at carrying value of the seller, which was zero.  The excess cost of the value in the amount of $276,020 was recorded as a deemed distribution to the seller with a direct charge to Accumulated Deficit. $204,896 of the FasTrack Note was cancelled in March 2010 pursuant to the FasTrack-NexMed Agreement.  See Footnote E.

FASTRACK PHARMACEUTICALS, INC. AND SORENTO PHARMACEUTICALS, INC.

(Development Stage Companies)
Notes to Combined Financial Statements
June 30, 2011 and 2010

In 2009, FasTrack purchased SSAO inhibitors compound technology from La Jolla Pharmaceutical Company (“La Jolla”) (a non-related entity) for approximately $20,000.  The purchase was paid for by Bio-Quant and thus FasTrack issued a demand note to Bio-Quant for the same face amount.  See “Promissory Notes” footnote for further discussion.  The purchase price was recorded as an expense pursuant to our accounting policy for research and development costs.  See Footnote C.

On October 1, 2009, Sorrento entered into an Asset Purchase Agreement with Bio-Quant (the “Sorrento-BQ Agreement”).  Pursuant to the terms of the Sorrento-BQ Agreement, Sorrento acquired the rights of Apeaz™ and Regia™.  The total purchase price was $120,858, which was paid in 4,379 shares of the common stock of Sorrento, valued at $11,000 and a promissory note for $109,858 (the “Sorrento Promissory Note”). Due to fact that parties to the transaction were considered entities under common control, the purchase price was recorded at carrying value of the seller, which was zero.  The excess cost of the value in the amount of $109,858 was recorded as a deemed distribution to the seller with a direct charge to Accumulated Deficit.  See Footnote E for further information.

In March 2010, FasTrack sold the development rights of PrevOnco™, a Phase 2/3 treatment for liver cancer that was granted orphan drug designation by the FDA (the “FasTrack-NexMed Agreement”) in August 2008, to NexMed in exchange for a share of any future revenue generated from the successful licensing of PrevOnco™ to a development/commercialization partner, and the cancellation of $204,896 of the FasTrack promissory note.  Due to fact that the parties to the transaction were considered entities under common control, the cancellation of the promissory note was recorded as an equity contribution with a direct credit to Additional Paid-In Capital of $204,896.

In March 2011, the shareholders of the FasTrack and Sorrento decided to combine operations in an effort to better position the combined entity for new investors.  The two companies entered into an Asset Purchase Agreement dated March 16, 2011 whereby FasTrack acquired Sorrento’s assets and liabilities (the “FasTrack-Sorrento March 2011 Agreement”).  For financial reporting purposes, since both companies were controlled by the same group of shareholders, these financial statements combine the accounts of Sorrento and FasTrack since inception.

On April 4, 2011, FasTrack and Apricus Bio entered into an Asset Purchase Agreement (the “FasTrack-Apricus Bio Agreement”), pursuant to which, FasTrack sold the patent portfolio for the backup compound for PrevOnco™ to Apricus Bio.  As a consideration for this compound, Apricus Bio granted FasTrack (a) worldwide license to Apricus Bio’s permeation enhancer patents and patent applications and (b) an exclusive license as to the combination of the specific drug chosen by FasTrack and NexACT® drug delivery technology, owned by Apricus Bio.  Additional terms of the transactions are further described in Note I.

As part of the April 4, 2011 transaction, FasTrack also received $250,000 in exchange for issuing to Apricus Bio a secured convertible note.  At the same time various on demand notes and interest payable to Apricus Bio were combined into one secured convertible note in the amount of $224,520.  See Footnote I for further information.

FASTRACK PHARMACEUTICALS, INC. AND SORENTO PHARMACEUTICALS, INC.

(Development Stage Companies)
Notes to Combined Financial Statements
June 30, 2011 and 2010

[2]	Portfolio of products:

FasTrack has a development platform of highly selective SSAO inhibitors, or an enzyme that has been implicated in inflammatory responses in many tissues and organs. SSAO, also known as vascular adhesion protein-1 or VAP-1, is a dual-function molecule with enzymatic and cell adhesion activities.  FasTrack’s SSAO inhibitors are designed to reduce inflammation by blocking the white blood cells and reducing the levels of inflammatory mediators.    La Jolla had developed a new treatment for Lupus based on the SSAO platform, and the La Jolla product failed in late-stage clinical studies. FasTrack management acquired the SSAO patent portfolio based on their belief that the SSAO platform still has the potential to generate significant value if applied for the right medical indication.  However, since the acquisition of the SSAO platform from La Jolla, FasTrack has done minimal work with it due to insufficient resources.  To advance a program based on the SSAO platform would require significant resources, which FasTrack does not have, and there is also no assurance that even with the proper financial resources, it could successfully advance a development program based on the SSAO platform.

FasTrack’s OTC pipeline is comprised of Apeaz™ and Regia™, indicated for pain relief, and bleeding of the gums, respectively.  APEAZ™ is an FDA-compliant arthritis cream that targets the delivery of the different active ingredients to various layers of the skin and muscle where the drug is needed.  The product was previously sold through a U.S. distributor, with peak annual sales reaching approximately $500,000 per year.  However, since the distributor went out of business, further sales efforts were not pursued.  Regia™ is a natural plant-derived, anti-microbial agent, shown to reduce bleeding of the gums when incorporated into OTC products such as mouthwash.  The Company has an issued US patent covering Regia™, and has corresponding applications pending in selected international markets.  FasTrack intends to explore opportunities to out license the Regia™ patent portfolio.

As part of the consideration for the acquisition of the PrevOnco™ intellectual property portfolio, Apricus Bio granted FasTrack the right to develop two products based on the NexACT® drug delivery technology. NexACT® is a clinically validated multi-route, drug delivery technology which utilizes patented novel excipients or "penetration enhancers," that, when incorporated into drug formulations, may improve absorption and bioavailability. Varying the concentration of the NexACT® enhancer allows for local or systemic delivery of drug, as desired.   The Company has yet to determine the treatment indications for the two products, which are subject to acceptance by Apricus Bio.

Note B - Liquidity, Capital Resources and Going Concern

The Company has experienced net losses and negative cash flows from operations each year since its inception.  Through June 30, 2011, FasTrack had an accumulated deficit of $574,420.  The Company’s operations have been financed through advances from officers and directors and from Bio-Quant/Apricus Bio.  FasTrack has not yet had sufficient funds to significantly develop its technologies.

FASTRACK PHARMACEUTICALS, INC. AND SORENTO PHARMACEUTICALS, INC.

(Development Stage Companies)
Notes to Combined Financial Statements
June 30, 2011 and 2010

As a result of its losses to date, expected losses in the future, limited capital resources and accumulated deficit, there is substantial doubt as to the Company’s ability to continue as a going concern. The Company’s continuation is based on the Company’s ability to generate or obtain sufficient cash to meet our obligations on a timely basis and ultimately to attain profitable operations.   The Company anticipates that it will continue to incur significant losses at least until successful commercialization of one or more of its products.

At June 30, 2011, the Company had $134,731 in cash.  On March 4, 2011 FasTrack issued a short-term promissory note (the “Note”) in a principal amount of $15,000 to an entity controlled by a member of its Board of Directors.  Interest accreted on the Note on a monthly basis at a rate of 8% per annum.   On April 4, 2011, FasTrack sold the patents for the backup compound for PrevOnco to Apricus Bio.  As part of the sale, FasTrack received $250,000 in exchange for issuing to Apricus Bio, a secured convertible note, which bears interest at 4.25% per annum.   As a result of consolidating all of the notes and interest due to Apricus Bio, an aggregate of $474,520 is due in April 2013.  The Company will be required to raise additional funding to further its development projects.

The Company has engaged an investment banker to undertake a private placement, which will also include a reverse merger into a public shell entity.  See Footnote H and I for further information.  There can be no assurance these transactions can be successfully consummated.

Note C – BASIS OF PRESENTATION

[1]	Principles of consolidation:

The purchase of net assets by FasTrack from Sorrento (the merger) in March of 2011 falls under definition of transactions between entities under common control (ASC 805-50 “Business Combinations”). As such, the financial statements of FasTrack and Sorrento are presented on a combined basis, as if the merger occurred since inception of each company.  The effects of intra-entity transactions are eliminated.

The purchase and sale of assets from Bio-Quant also is considered transactions with entities under common control, and therefore the transactions are recorded at historical cost, and as deemed contributions or distributions.

[2]	Unaudited interim financial statements:

The financial statements as of June 30, 2011 and 2010 and for the three and six month periods then ended are unaudited and have been prepared by management in accordance with accounting principles generally accepted in the United States of America (“GAAP”).  Accordingly, they do not include all of the information and notes required by GAAP for complete financial statements.  These interim unaudited combined financial statements should be read in conjunction with the audited financial statements for the years ended December 31, 2010 and 2009.  Operating results for the three and six months ended June 30, 2011 are not necessarily indicative of annual results or any other period.

FASTRACK PHARMACEUTICALS, INC. AND SORENTO PHARMACEUTICALS, INC.

(Development Stage Companies)
Notes to Combined Financial Statements
June 30, 2011 and 2010

[3]	Impact of recently issued accounting pronouncements:

The Company adopted Accounting Standards Codification (“ASC”) No. 820, “Fair Value Measurements” effective January 1, 2009. Under this standard, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants at the measurement date.  In determining fair value, the Company uses various valuation approaches. The hierarchy of those valuation approaches is broken down into three levels based on the reliability of inputs as follows:

Level 1 inputs are quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date. An active market for the asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis. The valuation under this approach does not entail a significant degree of judgment.

Level 2 inputs are inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include: quoted prices for similar assets or liabilities in active markets, inputs other than quoted prices that are observable for the asset or liability, (e.g., interest rates and yield curves observable at commonly quoted intervals or current market) and contractual prices for the underlying financial instrument, as well as other relevant economic measures.

Level 3 inputs are unobservable inputs for the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at the measurement date.

The adoption did not have significant effect on the Company’s financial statements.

During 2010, the Company adopted AS Update 2010-09 to ASC Topic 855 “Subsequent Events”, which applies provision of “Subsequent Events” Topic to revised financial statements and amends the Topic to include the definition of an SEC filer and other SEC filer specific provisions. The update did not have any impact on the Company’s financial statements

Note D - Promissory Notes

All debt transactions described in this footnote are deemed to be transactions with related parties.  The following summarizes promissory note activities with Apricus Bio:

FASTRACK PHARMACEUTICALS, INC. AND SORENTO PHARMACEUTICALS, INC.

(Development Stage Companies)
Notes to Combined Financial Statements
June 30, 2011 and 2010

Borrowing from Bio-Quant pursuant to the FasTrack-BQ Agreement- October 2009	$250,000

Borrowing from Bio-Quant for purchase of SSAO inhibitors- October 2009	20,000

Borrowing pursuant to Sorrento-Bio-Quant Agreement- October 2009	109,858

Balance at December 31, 2009	$379,858

Cancellation of note pursuant to FasTrack-NexMed Agreement-March 2010	(204,896)

Demand note issued for payment of certain legal expenses By Apricus Bio on behalf of FasTrack	25,990

Balance at December 31, 2010 and March 31, 2011	$200,952

All the notes issued since commencement of operations in October 2009 and through June 30, 2011 were demand notes bearing interest of 8% per annum.

Interest expense recorded to Apricus Bio amounted to $9,050 and $15,160 for the six months ended June 30,2011 and 2010, respectively.  No interest was paid on the notes since inception until June 30, 2011.  On April 4, 2011, pursuant to the terms of the FasTrack-Apricus Bio Agreement, the above demand notes payable to Apricus Bio were combined into one secured convertible note plus accrued interest in the amount of $224,500.  See Footnotes A and I for further information.

Apricus Bio forgave FasTrack interest charge on the $200,952 note outstanding for the duration of six month period ended June, 30, 2011.  The amount of forgiven interest was $4,020.  The Company considers the forgiveness a deemed dividend and recorded the charge to interest expense against additional paid in capital for the period ended June 30, 2011.

On March 4, 2011 FasTrack issued a short-term promissory note (in a principal amount of $15,000 to Baltimore Medical and Surgical Associates, PA (the “BMSA Note”) an entity controlled by Dr. Ziad Mirza, a member of the Company’s Board of Directors.  The BMSA Note was due on April 15, 2011 and could be prepaid by the Company at any time without penalty.  Interest accreted on the Note on a monthly basis at a rate of 8% per annum.  On April 5, 2011, the Company repaid the principal and interest accrued of the BMSA Note.

Note E - Other Related Party Transactions:

[1]	Expenses:

In January 2010, the FasTrack Board of Directors approved $7,000 in payment to Dr. Bassam Damaj, a shareholder of the Company and CEO of Apricus Bio, to cover the Company’s 2010 overhead expenses, which were being incurred by Dr. Damaj.  The two parties agreed that in the event the Company could not pay in cash, Dr. Damaj would be entitled to 1% of the Company’s outstanding equity based on its shares outstanding as of January 15, 2011.   On February 7, 2011, FasTrack issued 44 shares to Dr. Damaj in lieu of a $7,000 cash payment.

FASTRACK PHARMACEUTICALS, INC. AND SORENTO PHARMACEUTICALS, INC.

(Development Stage Companies)
Notes to Combined Financial Statements
June 30, 2011 and 2010

In January 2010, the Sorrento Board of Directors approved $7,000 in payment to Dr. Bassam Damaj, to cover the Company’s 2010 overhead expenses, which were being incurred by Dr. Damaj.  The two parties agreed that in the event the Company could not pay in cash, Dr. Damaj would be entitled to 1% of the Company’s outstanding equity based on its shares outstanding as of January 15, 2011.   In March 2011, Sorrento elected to pay Dr. Damaj in cash.  The liability was paid in April 2011.

From October 1, 2009 until 2011 various Board members and officers of the Company either advanced cash loans to the Company or incurred expenses on behalf of the Company.  These transactions were necessary to pay for various administrative expenses.  Such advances and expenses ranged from $600 to $5,000.  Substantially all such advances were repaid in due course after receipt of cash raised with April 4, 2011 secured convertible promissory note issued to Apricus Bio.

[2]	Asset purchase agreements:

On October 1, 2009, FasTrack entered into an Asset Purchase Agreement with Bio-Quant (“the FasTrack-BQ Agreement”).  Pursuant to the terms of the FasTrack-BQ Agreement, FasTrack acquired the rights to PrevOnco™ and another early stage cancer product candidate.   The total purchase price was $276,020, which was paid in 4,379 shares of FasTrack’s common stock valued at $26,020 and the issuance of the $250,000 FasTrack Promissory Note.  See Footnote A.

On October 1, 2009, Sorrento entered into an Asset Purchase Agreement with Bio-Quant (the Sorrento-BQ Agreement”).  Pursuant to the terms of the Sorrento-BQ Agreement, Sorrento acquired the rights of Apeaz™ and Regia™.  The total purchase price was $120,858, which was paid in 4,379 shares of Sorrento’s common stock, valued at $11,000 and the issuance of the Sorrento Promissory Note.  See Footnote A.

On March 10, 2010, FasTrack entered into an Asset Purchase Agreement with NexMed (the “FasTrack-NexMed Agreement”).  Pursuant to the terms of the FasTrack-NexMed Agreement, FasTrack sold the development rights of PrevOnco™ to NexMed in exchange for cancellation of $204,896 of the FasTrack Promissory Note and in the event NexMed successfully licenses the product, 50% of the net proceeds, which is defined as the gross proceeds less 115% of the aggregate development expenses incurred by NexMed.

On March 16, 2011, FasTrack and Sorrento entered into an Asset Purchase Agreement, (the “FasTrack-Sorrento Agreement”).  According to the terms of the FasTrack-Sorrento Agreement, the Company acquired the development and commercialization rights to Apeaz™ and Regia™.  In consideration for those rights, FasTrack agreed to assume the liabilities of Sorrento, comprised of immediately payable expenses of $22,600 and $120,208 for the interest and principal, respectively, due on the Sorrento Note.  Since these two entities are considered entities under common control, the combination was accounted for at historical costs.

FASTRACK PHARMACEUTICALS, INC. AND SORENTO PHARMACEUTICALS, INC.

(Development Stage Companies)
Notes to Combined Financial Statements
June 30, 2011 and 2010

Since all of the above three transactions are considered transactions with entities under common control, they have been reflected at historical carrying value (nil) and as equity transactions - deemed contributions or distributions.

On April 4, 2011, FasTrack entered into an Asset Purchase Agreement with Apricus Bio (the FasTrack-Apricus Bio Agreement”).  According to the terms of the FasTrack-Apricus Bio Agreement, FasTrack sold the patent rights for the backup compound for PrevOnco™, in exchange for Apricus Bio providing FasTrack with a) a fully funded loan of $250,000 evidenced by a secured convertible promissory note, b) a second secured convertible promissory note in the amount of $224,520, which consolidated the $200,952 of various outstanding demand notes payable to Apricus Bio (see Footnote D) and related accrued interest in the amount of $23,568 (together the “Apricus Bio Notes”, and c) the right to develop two products using the NexACT technology (see below).  The issuance of $224,520 note was considered debt restructuring.  The restructuring did not result in any material gains or losses.

The Apricus Bio Notes, aggregating $474,520, bear an annual variable interest rate of prime + 1% (currently 4.25%), and have a due date of April 4, 2013.   The Apricus Bio Notes are secured by a blanket first priority security interest in all of the assets of the Company.  In the event the Company completes a round of financing for more than $2,000,000 or (a “Financing”) or closes a merger or acquisition transaction (“M&A Event”) prior to the Maturity Date, any remaining principal and accrued interest outstanding and due under this Secured Convertible Promissory Note, will automatically convert on the date of the closing of such Financing or M&A Event into the Company’s shares sold in the Financing or exchanged pursuant to the M&A Event at a per share price equal to ninety percent (90%) of the price of the shares sold in the Financing or exchanged in the M&A Event. As such discount is contingent upon a qualified financing, of which there are no assurances of successful consummation, the beneficial conversion feature will be recognized if and when the qualified financing occurs.

License

Pursuant to the terms of the FasTrack - Apricus Bio Agreement on April 4, 2011 (as described in Footnote A), upon approval by Apricus Bio of a one or both products to be combined with NexACT® drug delivery technology, the individual product Licenses will be granted.  Upon grant of such product License, the Company will:

1.       Make a $500,000 up-front payment per license in the form of cash or a Secured Convertible Promissory Note.

2.       Milestone and Royalty Payments:

(a)     For sales of the Licensed Product directly or as a co-marketer:

(i) Milestone Payments:

To be paid on a Licensed Product by Licensed Product basis and payable within 10 days of achievement:

-$350,000 for dosing of first patient in Phase I clinical trial;

FASTRACK PHARMACEUTICALS, INC. AND SORENTO PHARMACEUTICALS, INC.

(Development Stage Companies)
Notes to Combined Financial Statements
June 30, 2011 and 2010

-$750,000 for dosing of first patient in Phase II clinical trial;

-$1,250,000 for dosing of first patient in Phase III clinical trial;

-$2,500,000 for regulatory approval of Licensed Product;

-$1.5 million upon first reaching Net Sales of at least $0-$50 million;

-$3 million upon first reaching Net Sales of at least $50-$200 million;

-$6 million upon first reaching Net Sales of at least $200 million to $500 million; and

-$12 million upon first reaching Net Sales of above $500 million.

(ii) Royalties:

4.5% of net sales of Licensed Products invoiced by the Company.

(a) For Licensed Products that will be licensed by Licensee to third party sublicensees:

(i)  Milestone Payments:  The Company shall pay Apricus Bio 33 1/3% of all milestone payments it receives from any third party sublicense relating to any Product, net of its development expenses.

(ii) Royalties:  The Company shall pay Apricus Bio with the following royalties on its Net Sales received by The Company from sales of the Licensed Products by third party sublicensee:

Annual Net Profits in $	Royalty
$0 to $5 million	20%
$5 to $10 million	25%
$10 to 15 million	30%
$15 to 20 million	35%
Greater than $20 million	40%

Royalties in (a) and (b) above will be payable on a country-by-country basis for the longer of (i) the time during which manufacture, use or sale of Licensed Product would infringe any patent rights within the Patents and (ii) 15 years from the first commercial sale of Licensed Product in such country.  Thereafter, Apricus Bio shall receive 50% of the royalty payments described above.

Note F - Stock Based Compensation

The Company’s share-based compensation cost is measured at grant date, based on the estimated fair value of the award, and is recognized as expense over the employee’s requisite service period on a straight-line basis.

FASTRACK PHARMACEUTICALS, INC. AND SORENTO PHARMACEUTICALS, INC.

(Development Stage Companies)
Notes to Combined Financial Statements
June 30, 2011 and 2010

On March 8, 2010, Dr. Ziad Mirza and Mr. Mohammed Nasser were appointed to serve on the Board of Directors.  In addition, Dr. Mirza was appointed to serve as the Acting Chief Executive Officer.  In consideration for their services to the Company, the Board of Directors approved the issuance of 100 and 25 shares of common stock to Dr. Mirza and Mr. Nasser, respectively, for their services rendered to the Company. The shares were valued at $6 per share and the Company recorded expense of $750 for such issuance of shares.  Due to absence of contemporaneous third-party transactions and lack of objective business information for an independent appraisal, the fair value per share was equal to the value at which the original issuance of shares to Bio-Quant took place for the purchase of assets by FasTrack in accordance with the FasTrack-BQ agreement.

On January 21, 2011, the Company appointed Ms. Vivian Liu to serve on its Board of Directors, and also approved her appointment as its President and Chief Executive Officer.  Ms. Liu and the Board of Directors agreed that Ms. Liu would forego collecting salary until the Company has raised an aggregate of $500,000 or more in cash, excluding the $250,000 cash infusion from Apricus Bio as discussed in Footnote E.  As part of her compensation, Ms. Liu received 6% of the Company’s outstanding equity shares in the form of 273 shares of restricted stock (the "Restricted Stock"). Commencing on the first day of employment, and thereafter on the first of each month for a total of thirty-six months, the restriction on 1/36 of the Restricted Stock would be removed, so long as Ms. Liu remained employed as the Company’s Chief Executive Officer.   In the event Ms. Liu’s employment is terminated prior to the last restriction removal, Ms. Liu would immediately forfeit the remaining Restricted Stock.  In the event the Company was acquired before the last restriction removal, the Company agreed to immediately remove the restriction on the remaining Restricted Stock.  As such, the Company recognized $138 for 23 vested shares and $276 for 46 vested shares as compensation expense for the three and six months ended June 30, 2011, respectively.  Due to absence of contemporaneous third-party transactions and lack of objective business information for an independent appraisal, the fair value per share was equal to the value at which the original issuance of shares to Bio-Quant took place for the purchase of assets by FasTrack in accordance with the FasTrack-BQ agreement ($6/per share).

As of June 30, 2011, 227 shares remained unvested.  The related unrecognized compensation expense in the amount of approximately $1,360 associated with the unvested shares will be recognized on a monthly basis through the end of the vesting period or December 31, 2013.

The stock granted to Ms. Liu contains anti-dilution provision, as follows:  if additional shares of stock will be issued during the vesting period, Ms. Liu will also be issued additional shares in such a way, that she would retain 2%, 4% and 6% ownership of the Company at 12, 24 and 36 month anniversary of the grant.  No additional shares were issued through June 30, 2011.  If additional shares are to be issued, a compensatory charge will be recognized.

FASTRACK PHARMACEUTICALS, INC. AND SORENTO PHARMACEUTICALS, INC.

(Development Stage Companies)
Notes to Combined Financial Statements
June 30, 2011 and 2010

Note G - Income Taxes

At December 31, 2010, FasTrack had approximately $33,814 of federal net operating loss carry forwards.  Change in ownership provisions of the IRC, the availability of the Company’s net operating loss carry forwards may be subject to annual limitations against taxable income in future periods, which could substantially limit the eventual utilization of such carry forwards.  The Company has not analyzed the historical or potential impact of its equity financings on beneficial ownership and therefore no determination has been made whether the net operating loss carry forward is subject to any IRC Section 382 limitation.  To the extent there is a limitation, there would be a reduction in the deferred tax asset with an offsetting reduction in the valuation allowance.

The Company has adopted the provisions of ASC 740-10-25. ASC 740-10-25 provides recognition criteria and a related measurement model for uncertain tax positions taken, or expected to be taken in income tax returns. ASC 740-10-25 requires that a position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not that the position would be sustained upon examination by tax authorities. Tax positions that meet the more likely than not threshold are then measured using a probability weighted approach recognizing the largest amount of tax benefit that is greater than 50% likely of being realized upon ultimate settlement. The Company’s Federal income tax returns for 2010 to 2008 are still open and subject to audit.  The Company had no tax positions relating to open income tax returns that were considered to be uncertain. Accordingly, the Company has not recorded a liability for unrecognized tax benefits upon adoption of ASC 740-10-25. There continues to be no liability related to unrecognized tax benefits at June 30, 2011.

Note H - Commitments

On January 18, 2011, the Company entered into a Financial Advisory and Consulting Agreement with Dawson James Securities, Inc., (the “Consultant”) for a term of 12 months (the “Term”).   In the event of a sale or merger of the Company during the Term, the Company would pay the Consultant, $50,000 and warrants to purchase shares of the Company’s common stock, equivalent to 2.5% of the Company’s outstanding common stock, on a fully-diluted basis.  Such warrants would have a term of seven years from issuance and have an exercise price of $0.01 per share.

Note I - Subsequent Events

On July 13, 2011, the Company entered into a Merger Agreement and Plan of Merger with North Horizon, Inc., (trading symbol: NORH), a company with no current operations, and its stock listed on the electronic Bulletin Board.   Under terms of the agreement, FasTrack will become a wholly-owned subsidiary of North Horizon.

In the transaction, the shareholders, convertible note holders and warrant holder of FasTrack will receive the number of shares comprising 92% of the fully diluted shares of North Horizon as of the closing, which shares will be issued after a reverse split.

Prior to closing, North Horizon will amend its Articles of Incorporation to change its name to Innovus Pharmaceuticals, Inc. and increase its authorized capital to 150,000,000 shares of common stock, par value of $0.001 per share, and North Horizon will adopt a recapitalization by a 10:1 reverse stock split for the issued and outstanding shares of North Horizon common stock.

FASTRACK PHARMACEUTICALS, INC. AND SORENTO PHARMACEUTICALS, INC.

(Development Stage Companies)
Notes to Combined Financial Statements
June 30, 2011 and 2010

Currently, North Horizon has 13,251,250 shares of common stock outstanding. The reverse stock split will reduce that number to 1,325,125. To acquire the shares of FasTrack, North Horizon will issue to FasTrack shareholders, convertible note holder and warrant holder, on a fully diluted basis, approximately 15,238,938 shares (post reverse split). When these shares are fully issued, the Company will then have approximately 16,564,063 common shares outstanding.

INNOVUS PHARMACEUTICALS, INC.
(FKA NORTH HORIZON, INC.)
Proforma Consolidated Balance Sheet
June 30, 2011

						Adjusted
	North		Combined	Pro Forma		ProForma
	Horizon, Inc.	FasTrack, Inc.	Totals	Adjustments	REF	Totals
ASSETS

CURRENT ASSETS

Cash	$-	$134,731	$134,731	$-		$134,731
Other current assets	-	37,640	37,640	-		37,640

Total Current Assets	-	172,371	172,371	-		172,371

TOTAL ASSETS	$-	$172,371	$172,371	$-		$172,371

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable and accrued expenses	$1,800	$18,309	$20,109	$-		$20,109
Related party payable	54,441	-	54,441	-		54,441
Loans and notes payable	-	474,520	474,520	-		474,520

Total Current Liabilities	56,241	492,829	549,070	-		549,070

TOTAL LIABILITIES	56,241	492,829	549,070	-		549,070

STOCKHOLDERS' EQUITY

Preferred stock	-	-	-	-		-
Common stock	13,251	-	13,251	(11,926)	[1]	16,564
				15,239	[2]	-
Additional paid-in capital	3,215,154	253,962	3,469,116	(3,284,646)	[2]	181,157
				11,926	[1]	-
	-	-	-	(15,239)	[2]	-
Retained earnings (deficit)	(3,284,646)	(574,420)	(3,859,066)	3,284,646	[2]	(574,420)

Total Stockholders' Equity	(56,241)	(320,458)	(376,699)	-		(376,699)

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY (DEFICIT)	$-	$172,371	$172,371	$-		$172,371

INNOVUS PHARMACEUTICALS, INC.
(FKA NORTH HORIZON, INC.)
Proforma Consolidated Statements of Operations
For the Six Months Ended June 30, 2011

						Pro-Forma
						Adjusted
	North		Combined	Pro Forma		Combined
	Horizon, Inc.	FasTrack, Inc.	Totals	Adjustments	REF	Totals
REVENUES	$-	$-	$-	$-		$-
COST OF SALES	-	-	-	-		-

GROSS PROFIT	-	-	-	-		-

OPERATING EXPENSES

General and administrative	8,915	50,993	59,908	-		59,908

Total Costs and Expenses	8,915	50,993	59,908	-		59,908

OPERATING LOSS	(8,915)	(50,993)	(59,908)	-		(59,908)

OTHER INCOME (EXPENSE)

Interest expense	(750)	(4,730)	(5,480)	-		(5,480)

Total Other Income (Expense)	(750)	(4,730)	(5,480)	-		(5,480)

LOSS BEFORE INCOME TAXES	(9,665)	(55,723)	(65,388)	-		(65,388)
PROVISION FOR INCOME TAXES	-	-	-	-		-

NET LOSS	$(9,665)	$(55,723)	$(65,388)	$-		$(65,388)

INNOVUS PHARMACEUTICALS, INC.
(FKA NORTH HORIZON, INC.)
Proforma Consolidated Balance Sheet
December 31, 2010

						Adjusted
	North		Combined	Pro Forma		ProForma
	Horizon, Inc.	FasTrack, Inc.	Totals	Adjustments	REF	Totals
ASSETS

CURRENT ASSETS

Cash	$-	$1,650	$1,650	$-		$1,650
Other current assets	-	-	-	-		-

Total Current Assets	-	1,650	1,650	-		1,650

TOTAL ASSETS	$-	$1,650	$1,650	$-		$1,650

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable and accrued expenses	$-	$33,603	$33,603	$-		$33,603
Related party payable	48,066	18,600	66,666	-		66,666
Loans and notes payable	-	200,952	200,952	-		200,952

Total Current Liabilities	48,066	253,155	301,221	-		301,221

TOTAL LIABILITIES	48,066	253,155	301,221	-		301,221

STOCKHOLDERS' EQUITY

Preferred stock	-	-	-	-		-
Common stock	13,251	-	13,251	(11,926)	[1]	16,564
				15,239	[2]	-
Additional paid-in capital	3,213,664	242,666	3,456,330	(3,274,981)	[2]	178,036
				11,926	[1]	-
	-	-	-	(15,239)	[2]	-
Retained earnings (deficit)	(3,274,981)	(494,171)	(3,769,152)	3,274,981	[2]	(494,171)

Total Stockholders' Equity	(48,066)	(251,505)	(299,571)	-		(299,571)

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY (DEFICIT)	$-	$1,650	$1,650	$-		$1,650

INNOVUS PHARMACEUTICALS, INC.
(FKA NORTH HORIZON, INC.)
Proforma Consolidated Statements of Operations
For the Year Ended December 31, 2010

						Pro-Forma
						Adjusted
	North		Combined	Pro Forma		Combined
	Horizon, Inc.	FasTrack, Inc.	Totals	Adjustments	REF	Totals
REVENUES	$-	$-	$-	$-		$-
COST OF SALES	-	-	-	-		-

GROSS PROFIT	-	-	-	-		-

OPERATING EXPENSES

General and administrative	18,675	53,601	72,276	-		72,276

Total Costs and Expenses	18,675	53,601	72,276	-		72,276

OPERATING LOSS	(18,675)	(53,601)	(72,276)	-		(72,276)

OTHER INCOME (EXPENSE)

Interest expense	-	(16,322)	(16,322)	-		(16,322)

Total Other Income (Expense)	-	(16,322)	(16,322)	-		(16,322)

LOSS BEFORE INCOME TAXES	(18,675)	(69,923)	(88,598)	-		(88,598)
PROVISION FOR INCOME TAXES	-	-	-	-		-

NET LOSS	$(18,675)	$(69,923)	$(88,598)	$-		$(88,598)

Notes to Unaudited Pro Forma Consolidated Financial Statements

Effective July 13, 2011, North First General, Inc., “General”, a newly formed subsidiary of North Horizon, Inc. “NHI” entered into a merger agreement with FasTrack, Inc. “Fast” wherein General purchased all of the issued and outstanding shares of Castrovilla, Inc.  for 92% of the post acquisition, approximately 15,238,937,  shares of restricted common stock of NHI.

Immediately after the transaction, General will cease to exist and Fast will become the surviving corporation, a wholly owned subsidiary of Innovous Pharnaceuticals, Inc.  Immediately prior to this transaction, NHI will perform a 1 share for 10 shares reverse split of its common stock and change its name to Innovous Pharnaceuticals, Inc.

Proforma adjustments reflect[1] the 1 for 10 reverse split of the shares of NHI, [2] eliminate the accumulated deficit of NHI and [2] the issuance of 15,238,937 shares of NHI in exchange for all issued and outstanding shares of Fast, resulting in a total of 16,564,062 shares outstanding.

The proforma, consolidated balance sheets and statements of operations of NHI. and Fast are presented here as of June 30, 2011 and December 31, 2010.